UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. 1)

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☑	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e) (2) )
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

Constitution Mining Corp.
(Name of the Registrant as Specified In Its Charter)
________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐ Fee paid previously with preliminary materials:
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

TABLE OF CONTENTS

Notice of Special Meeting of Stockholders to be held September      , 2009

Proxy Statement for Special Meeting of Stockholders
Solicitation and Voting
Proposal No. 1: Approval of an Agreement and Plan of Merger pursuant to which we will reincorporate from the State of Nevada to the State of Delaware
Stock Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters
Stockholder Proposals to be presented at the next Annual Meeting of Stockholders
Transaction of Other Business
Exhibit A – Agreement and Plan of Merger of Constitution Mining Corp. (a Nevada corporation) with and into Constitution Mining Corp. (a Delaware corporation).
Exhibit B – Certificate of Incorporation of Constitution Mining Corp., a Delaware corporation.
Exhibit C – Bylaws of Constitution Mining Corp., a Delaware corporation. Exhibit D – Rights of Dissenting Owners.

- i -

Constitution Mining Corp.
Pasaje Mártir Olaya 129, Oficina 1203
Centro Empresarial José Pardo Torre A
Miraflores, Lima
Perú

Michael Stocker
Chairman of the Board

August __, 2009

Dear Stockholder:

You are cordially invited to attend the special meeting of stockholders of Constitution Mining Corp., a Nevada corporation, to be held on Friday September ___, 2009 , at 10:00 a.m. local time, at the offices of Quarles & Brady, 411 E. Wisconsin Avenue, Milwaukee, Wisconsin, 53202-4497.

At the special meeting, stockholders will be asked to vote upon the following:

1.	To approve an Agreement and Plan of Merger pursuant to which Constitution Mining Corp. will reincorporate from the State of Nevada to the State of Delaware; and

2.	To transact such other business as may properly come before the special meeting.

The Notice of Special Meeting of Stockholders and a Proxy Statement, which describes the formal business to be conducted at the special meeting, follows this letter.

It is important that you use this opportunity to take part in the affairs of Constitution Mining Corp. by voting on the business to come before this special meeting.  After reading the Proxy Statement, please promptly mark, sign, date and return the enclosed proxy card in the envelope provided or vote over the internet, as described on the enclosed proxy card, to assure that your shares will be represented.  Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our stockholders is important.

The board of directors and management of Constitution Mining Corp. thank you in advance for your participation, either in person or by proxy, at the special meeting.

Sincerely yours,

Michael Stocker
Chairman of the Board

Constitution Mining Corp.
Pasaje Mártir Olaya 129, Oficina 1203
Centro Empresarial José Pardo Torre A
Miraflores, Lima
Perú

Notice of Special Meeting of Stockholders

To Be Held September ___, 2009

TO OUR STOCKHOLDERS:

Notice is hereby given that a special meeting of the stockholders of Constitution Mining Corp., a Nevada corporation, will be held on September ___, 2009 , at 10:00 a.m. local time, at the offices of Quarles & Brady, 411 E. Wisconsin Avenue, Milwaukee, Wisconsin, 53202-4497, for the following purposes:

1.	To approve an Agreement and Plan of Merger pursuant to which we will reincorporate from the State of Nevada to the State of Delaware; and

2.	To transact such other business as may properly come before the special meeting.

Stockholders of record at the close of business on July 31, 2009 are entitled to notice of, and to vote at, this special meeting and any adjournment or postponement.

You are entitled to dissenters' rights under Nevada law with respect to the proposal to reincorporate in Delaware, provided that you strictly comply with the procedures as described in the accompanying proxy statement.  Your vote is important.  Please fill in, date, sign and promptly mail the enclosed proxy card in the accompanying envelope or vote over the internet, as described on the enclosed proxy card, to assure that your shares are represented at the special meeting.  If you attend the special meeting, you may choose to vote in person even if you have previously sent in your proxy card.  Your prompt return of proxies will save the Company the expense of further requests for proxies.

By order of the Board of Directors _________________________ Michael Stocker Chairman of the Board

Buenos Aires, Argentina
August ____, 2009

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on September ___, 2009:  The Company's Proxy Statement is available at:  http://www.constitutionmining.com/public/proxy092.pdf.  To view this material, your browser must support the PDF file format.  If your browser does not support PDF viewing, download and installation instructions are available at the above link.

You may vote in person or by using a proxy as follows:

• By internet:	Go to www.transferonline.com/proxy. Please have either the notice or proxy card we sent to you in hand because each has your personal control number(s) needed for your vote.

• By mail:	Complete, sign, and date the proxy card and return it to the address indicated on the proxy card.

If you later find that you will be present at the meeting or for any other reason desire to revoke your proxy, you may do so at any time before it is voted.

Constitution Mining Corp.
Pasaje Mártir Olaya 129, Oficina 1203
Centro Empresarial José Pardo Torre A
Miraflores, Lima
Perú
___________________

Proxy Statement
___________________

Special Meeting of Stockholders
To be held September __, 2009

The accompanying proxy is solicited by the board of directors of Constitution Mining Corp., a Nevada corporation (“Constitution Mining”, the “Company,” “we” or “us”), for use at our special meeting of stockholders to be held on September __, 2009, or any adjournment or postponement thereof, for the purposes set forth in the accompanying notice of special meeting of stockholders.

This proxy statement and the enclosed proxy are being mailed to our stockholders on or about August __, 2009.

At the special meeting, our stockholders will be asked to:

1.	To approve an Agreement and Plan of Merger pursuant to which we will reincorporate from the State of Nevada to the State of Delaware; and

2.	To transact such other business as may properly come before the special meeting.

The approval of the reincorporation requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the special meeting who are entitled to vote on such matter.

The Company’s principal executive offices are located at Pasaje Mártir Olaya 129, Oficina 1203, Centro Empresarial José Pardo Torre A, Miraflores, Lima, Perú.

Solicitation and Voting

Voting Securities.  Only stockholders of record as of the close of business on July 31, 2009, will be entitled to vote at the meeting and any adjournment thereof.  As of that time, we had [___________] shares of our common stock outstanding, all of which are entitled to vote with respect to all matters to be acted upon at the special meeting.  Each stockholder of record as of that date is entitled to one vote for each share of common stock held by him or her.  Our bylaws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the special meeting.  Votes for and against, abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum at the special meeting.  Abstentions will be counted as a vote AGAINST the reincorporation in the State of Delaware.

Broker Non-Votes.  A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in “street name”) but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner.  Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters.  Non-routine matters include the approval of our reincorporation from Nevada to Delaware.  Broker non-votes will have no effect on the outcome of the reincorporation in the State of Delaware.

Solicitation of Proxies.  We will bear the entire cost of soliciting proxies.  In addition to soliciting stockholders by mail through our employees, we will request banks, brokers and other custodians, nominees and fiduciaries to solicit customers for whom they hold our stock and will reimburse them for their reasonable, out-of-pocket costs.  We may use the services of our officers, directors and others to solicit proxies, personally or by telephone, without additional compensation.  In addition, we may retain a proxy solicitation firm or other third party to assist us in collecting or soliciting proxies from our stockholders, although we do not currently plan on retaining such a proxy solicitor.

Voting of Proxies.  All valid proxies received before the special meeting will be exercised.  All shares represented by a proxy will be voted, and where a proxy specifies a stockholder’s choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification.  If no choice is indicated on the proxy, the shares will be voted in favor of each proposal.  If any other matters are properly presented for consideration at the meeting, the persons named in the enclosed proxy will have discretion to vote on those matters in accordance with their best judgment.

You may vote in person at the special meeting or authorize the persons named as proxies on the proxy card, Willem Fuchter and Michael Stocker, to vote your shares.  We recommend that you vote as soon as possible, even if you are planning to attend the special meeting, so that the vote count will not be delayed.

We encourage you to vote via the internet, as it is the most cost-effective method available.  There is no charge to vote your shares via the internet, though you may incur costs associated with electronic access, such as usage charges from internet access providers. If you choose to vote your shares via the internet, there is no need for you to request or mail back a proxy card.

• By internet:	Go to www.transferonline.com/proxy. Please have the proxy card we sent to you in hand because each has information needed for your vote.

• By mail:	Complete, sign, and date the proxy card and return it to the address indicated on the proxy card.

           If your shares are not registered in your name, then you vote by giving instructions to the firm that holds your shares rather than using any of these methods. Please check the voting form of the firm that holds your shares to see if it offers internet or telephone voting procedures.

Revocation of Proxies.  A stockholder giving a proxy has the power to revoke his or her proxy at any time before it is exercised by delivering to the Secretary of Constitution Mining Corp. a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the special meeting and voting in person.

Dissenter’s Rights.  Under Nevada law, stockholders will have appraisal rights in connection with the reincorporation proposal, as set forth in this Proxy Statement.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports.  This means that only one copy of this Proxy Statement or our annual report may have been sent to multiple stockholders in your household.  We will promptly deliver a separate copy of either document to you if you call, email or write us at the following address or phone number: Constitution Mining, Inc., Attn:  Secretary, Pasaje Mártir Olaya 129, Oficina 1203, Centro Empresarial José Pardo Torre A, Miraflores, Lima, Perú, phone: +51-1-446-6807, email: info@constitutionmining.com.  If you want to receive separate copies of our annual report and Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

Proposal No. 1

Approval of an Agreement and Plan of Merger
Pursuant to which we will reincorporate from
the State of Nevada to the State of Delaware

  The board of directors has approved, subject to stockholder approval, an Agreement and Plan of Merger pursuant to which we will reincorporate from the State of Nevada to the State of Delaware.  The Agreement and Plan of Merger is attached hereto as Exhibit A and should be read in its entirety.  If our stockholders approve the reincorporation in Delaware, we will accomplish the reincorporation by domesticating in Delaware as provided in the Delaware General Corporation Law (the "DGCL") and the Nevada Revised Statutes (the "NRS").  As part of the reincorporation, the Company will merge with and into its currently wholly-owned subsidiary, Constitution Mining Corp., a Delaware corporation (“Constitution Mining Delaware”), which will result in, among other things:

•
your right to receive one share of common stock, par value $0.001 per share, of Constitution Mining Delaware, for every one share of our common stock, par value $0.001 per share, owned by you as of the effective date of the reincorporation;

•	the persons presently serving as our executive officers and directors continuing to serve in such respective capacity with Constitution Mining Delaware;

•
the adoption of a Certificate of Incorporation under the laws of the State of Delaware in the forms attached hereto as Exhibit B, pursuant to which our authorized common stock will remain at 300,000,000 shares, $0.001 par value per share, and we will continue to have 50,000,000 authorized shares of preferred stock, $0.001 par value per share; and

•	the adoption of new Bylaws under the laws of the State of Delaware in the form attached hereto as Exhibit C.

  Our common stock is currently quoted on the OTC Bulletin Board.  After the reincorporation, the Company will continue to be a publicly-held company and the shares of the common stock of Constitution Mining Delaware will also be quoted on the OTC Bulletin Board.  The Company will continue to file periodic reports and other documents with the Securities and Exchange Commission and provide to its stockholders the same type of information that it has previously filed and provided.  The Company will continue to file periodic reports and other documents with the Securities and Exchange Commission and provide to its stockholders the same type of information that it has previously filed and provided.  Stockholders who own shares of the Company’s common stock that are freely tradable prior to the reincorporation will continue to have freely tradable shares, and stockholders holding restricted shares of the Company’s common stock will continue to hold their shares subject to the same restrictions on transfer to which their shares are presently subject.  In summary, the reincorporation will not change the respective positions under federal securities laws of the Company or its stockholders.

   The board of directors believes that the reincorporation of our Company from the State of Nevada to the State of Delaware will benefit our Company and our stockholders.  The State of Delaware is recognized for adopting comprehensive modern and flexible corporate laws which are periodically revised to respond to the changing legal and business needs of corporations.  For this reason, many major corporations have incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to that proposed by our Company.  Consequently, the Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing Delaware Law.  Delaware corporate law, accordingly, has been, and is likely to continue to be, interpreted in many significant judicial decisions, a fact which may provide greater clarity and predictability with respect to our corporate legal affairs.

In addition, Delaware has established a specialized court, the Court of Chancery, that has exclusive jurisdiction over matters relating to the DGCL.  In the Court of Chancery, corporate cases are heard by judges, without juries, who have many years of experience with corporate issues. Traditionally, this has meant that the Delaware courts are able in most cases to process corporate litigation relatively quickly and effectively. By comparison, many states, including Nevada, do not have a specialized judiciary for matters relating to corporate issues.

Delaware courts have developed considerable expertise in dealing with corporate legal issues and produced a substantial body of case law construing the DGCL, with multiple cases concerning areas that no Nevada court has considered.  Because the judicial system is based largely on legal precedents, the abundance of Delaware case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which should offer added advantages to the Company by allowing the Company’s board of directors and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

Reincorporation from Nevada to Delaware may also make it easier to attract future candidates willing to serve on the Company’s board of directors, because many such candidates are already familiar with Delaware corporate law, including provisions relating to director indemnification, from their past business experience.

In addition, in the opinion of the board of directors and the Company, underwriters and other members of the financial services industry may be more willing and better able to assist in capital-raising programs for corporations having the greater flexibility afforded by the Delaware General Corporate Law.  Based on publicly available data, over half of publicly-traded corporations in the United States and sixty percent of the Fortune 500 companies are incorporated in Delaware.

   While our board of directors believe that the foregoing benefits and advantages of reincorporation in Delaware are significant, you may find the reincorporation disadvantageous.  The DGCL permits a corporation to adopt a number of measures, through amendment of the corporate certificate of incorporation or bylaws or otherwise, designed to reduce a corporation's vulnerability to unsolicited takeover attempts.  There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to such defensive measures with respect to the conduct of the board of directors under the business judgment rule, and the related enhanced scrutiny standard of judicial review, with respect to unsolicited takeover attempts.  The substantial judicial precedent in the Delaware courts may potentially be disadvantageous to you to the extent it has the effect of providing greater certainty that the Delaware courts will sustain the measures the Company has in place or implements to protect stockholder interests in the event of unsolicited takeover attempts.  Such measures may also tend to discourage a future attempt to acquire control of the Company that is not presented to and approved by the Company’s board of directors, but that a substantial number and perhaps even a majority of the stockholders might believe to be in their best interests or in which stockholders might receive a substantial premium for their shares over then current market prices.  As a result of such effects, stockholders who might desire to participate in such a transaction may not have an opportunity to do so.  For these reasons, the interests of the board of directors, management and affiliated stockholders in voting on the reincorporation proposal may not be the same as those of unaffiliated stockholders.

    In addition, the Company will be required to pay an annual franchise tax in Delaware that is not currently required in Nevada.  The Company estimates that after the reincorporation, the Company's annual franchise tax in Delaware would initially be approximately $11,900.

The board of directors has considered the potential disadvantages of the reincorporation and has concluded that the potential benefits outweigh the possible disadvantages.  After considerations of all the above, the board of directors believes that it is in our best interest for us to incorporate in the State of Delaware from our present domicile of Nevada.  See “Significant Differences between the Corporate Laws of Nevada and Delaware.”

Principal Features of the Reincorporation

The reincorporation will be effected by the merger of our Company with and into our wholly-owned Delaware subsidiary corporation (“Constitution Mining Delaware”).  Constitution Mining Delaware was created for the sole purpose of effecting the reincorporation and, to date, has not conducted any business or operations.  Upon the completion of the reincorporation, Constitution Mining Delaware will continue on as the surviving corporation.  The reincorporation will become effective upon the filing of the requisite merger documents in Delaware and Nevada, which filings are expected to occur as promptly as practicable after the requisite stockholder approval for the reincorporation is obtained.  Upon the completion of the reincorporation, the Certificate of Incorporation and Bylaws of Constitution Mining Delaware, attached hereto as Exhibit B and Exhibit C, will be the governing charter documents of the surviving corporation.

On the effective date: (i) each outstanding share of our common stock shall be converted into one share of Constitution Mining Delaware’s common stock; (ii) the stock purchase right associated with each outstanding share of our common stock under our existing Rights Agreement will convert into an identical stock purchase right associated with each share of Constitution Mining Delaware common stock, and (iii) each outstanding share of Constitution Mining Delaware’s common stock held by us shall be retired and canceled and shall resume the status of authorized and un-issued common stock.

Upon completion of the reincorporation, our daily business operations will continue as they are presently conducted.  The individuals who will serve as our executive officers following the reincorporation are those who currently serve as executive officers of our company.  The reincorporation will not effect a change in our name.  The name will remain “Constitution Mining Corp.”

The board of directors has the authority, in the name and on behalf of our Company to take any action to abandon the merger and the reincorporation either before or after stockholder approval has been obtained.

Effect of Vote for the Reincorporation

A vote in favor of the reincorporation proposal is a vote to approve the Agreement and Plan of Merger and therefore the reincorporation.  A vote in favor of the reincorporation proposal is also effectively a vote in favor of the Delaware Certificate of Incorporation and the Delaware Bylaws.

Effect of Not Obtaining the Required Vote for Approval

If the reincorporation proposal fails to obtain the requisite vote for approval, the reincorporation will not be consummated and the Company will continue to be incorporated in Nevada and be subject to Company’s existing Articles of Incorporation and Bylaws.

Significant Differences Between the Corporate Laws of Nevada and Delaware

We are currently incorporated under the laws of the State of Nevada, but by virtue of the reincorporation we will become subject to the laws of the State of Delaware.  On consummation of the merger, our stockholders, whose rights currently are governed by Nevada laws and Articles of Incorporation and Bylaws created pursuant to Nevada laws, will become stockholders of a Delaware company, Constitution Mining Delaware, and their rights as stockholders will then be governed by Delaware laws and a Certificate of Incorporation and Bylaws which have been drafted and created under Delaware laws.

Although the corporate statutes of Nevada and Delaware are similar in some respects, many differences exist between the two statutory schemes.  The most significant differences, in the judgment of our management and legal counsel, are summarized below.  This summary is not intended to be complete, and stockholders should refer to the DGCL (“Delaware Law”) and Chapters 78 and 92A of the NRS (“Nevada Law”) to understand the impact of changing our applicable statutory scheme by virtue of the reincorporation.

Removal of Directors.  With respect to removal of directors, under Nevada Law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock.  Nevada does not distinguish between removal of directors with and without cause and there are no special provisions relating to the removal of directors when a board is divided into classes.  Under Delaware Law, the general rule is that a director may be removed with or without cause by a majority of the shares then entitled to vote at an election of directors.  Upon the completion of the reincorporation, the removal of a director of Constitution Mining Delaware may be accomplished by a majority of the stockholders of Constitution Mining Delaware then entitled to vote at an election of directors regardless of cause under Delaware Law.

Special Meetings of Stockholders.  Nevada Law permits special meetings of stockholders to be called by the board of directors, any two directors or the president of the company unless otherwise provided in the articles of incorporation or bylaws of the company.  Delaware Law permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting.  Our current Nevada Bylaws state that a special meeting of stockholders may be called by the board of directors, chairman of the board, or the president and the Bylaws of Constitution Mining Delaware contain similar language.

Failure to Hold an Annual Meeting.  Nevada law provides that if a corporation fails to elect directors within 18 months after the last election, a Nevada district court may order an election upon the petition of one or more stockholders holding fifteen percent of the corporation's voting power. Delaware law provides that if a corporation fails to hold an annual meeting for the election of directors or if there is no written consent to elect directors in lieu of an annual meeting taken, in both cases for a period of thirty days after the date designated for the annual meeting, a director or stockholder of the corporation may apply to the Court of Chancery of the State of Delaware to order an annual meeting for the election of directors.

Indemnification of Officers and Directors and Advancement of Expenses.  Delaware and Nevada have substantially similar provisions that permit indemnification by a corporation of its officers, directors, employees and agents where they acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation.  Nevada Law provides in addition that a director or officer will not be liable to the corporation or its stockholders for any act or failure to act unless it is proven that his or her act or failure to act constituted a breach of fiduciary duties and the breach of such duties involved intentional misconduct, fraud, or a knowing violation of law, and the corporation is free to indemnify the director or officer if the director or officer is not liable under this provision and regardless of any determination of the director’s or officer’s good faith.

 Both Nevada Law and Delaware Law permit the reimbursement of expenses in advance of the final disposition of an action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount advanced if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.  Under Nevada Law, however, the articles of incorporation or bylaws may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.  The board of directors of Constitution Mining Delaware will retain the discretionary authority to authorize the indemnification of employees and agents, subject to certain conditions under Delaware Law.

Limitation on Personal Liability of Directors.  A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.  The Certificate of Incorporation for Constitution Mining Delaware limits the liability of its directors to the fullest extent permitted by law.  The similar limitation of liability provision under Nevada Law applies automatically, unless limited in the articles of incorporation or bylaws, to both directors and officers and applies to the breach of any fiduciary duty, including the duty of loyalty.  Thus, the limitation on liability contained in the Certificate of Incorporation of Constitution Mining Delaware will not extend to officers and will be more limited under Delaware Law than the limit on officers and directors liability that applied under Nevada Law.  Constitution Mining Delaware, however, may determine to indemnify such persons in its discretion subject to the conditions of Delaware Law and its Certificate of Incorporation.

Dividends.  Delaware Law is more restrictive than Nevada Law with respect to when dividends may be paid.  Under Delaware Law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends, out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets).  In addition, Delaware Law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.  Nevada Law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders.

Amendment to Articles of Incorporation/Certificate of Incorporation or Bylaws.  In general, both Delaware Law and Nevada Law require the approval of the holders of a majority of all outstanding shares entitled to vote to approve proposed amendments to a corporation’s certificate/articles of incorporation.  Both Delaware Law and Nevada Law also provide that in addition to the vote above, the vote of a majority of the outstanding shares of a class may be required to amend the certificate of incorporation or articles of incorporation.  Neither state requires stockholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation’s organizational documents grant such power to its board of directors.  Both Nevada Law and Delaware Law permit, in general, the number of authorized shares of any such class of stock to be increased or decreased (but not below the number of shares then outstanding) by the board of directors unless otherwise provided in the articles of incorporation or resolution adopted pursuant to the certificate of incorporation, respectively.  However, Nevada Law allows the board of directors, without stockholder approval, to increase or decrease the number of authorized shares of capital stock if the number of outstanding shares is proportionately increased or decreased.  The Delaware Law does not have a similar provision.  Consistent with Delaware Law, the Certificate of Incorporation for Constitution Mining Delaware will authorize the board to amend, make, modify or repeal our Bylaws.

Actions by Written Consent of Stockholders.  Nevada Law and Delaware Law each provide that, unless the articles/certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consents to the action in writing.

Stockholder Vote for Mergers and Other Corporation Reorganizations.  In general, both Nevada and Delaware require authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Delaware Law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the merger agreement does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.  Nevada Law does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.

Restrictions on Business Combinations.  Both Delaware Law and Nevada Law contain provisions restricting the ability of a corporation to engage in certain transactions with an interested stockholder.  The restrictions prohibit a corporation, except in limited circumstances, from engaging in a merger, sale of assets or significant sale of stock with any interested stockholder for a three-year period following the date such stockholder became an interested stockholder.  Under Delaware Law an interested stockholder is a person who holds fifteen percent or more of the outstanding voting stock, which was acquired other than solely through an action by the corporation.  Under Nevada Law, the definition of interested stockholder is similar except that a holder of ten percent or more of the voting stock is an interested stockholder.  Based upon this difference in percentage thresholds, Constitution Mining Delaware will be able to engage in certain transactions with stockholders that would otherwise be prohibited under Nevada Law.  Both the Delaware and Nevada Law permit a corporation to opt out of application of the statutory provisions limiting business combinations with interested stockholders by making a statement to that effect in its certificate of incorporation.  We did not do so in our Nevada Articles of Incorporation and the Certificate of Incorporation for Constitution Mining Delaware also does not opt out of the application of the statutory provisions.

Interested Party Transactions.  Under Nevada law, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, is not void or voidable solely for that reason, or solely because of such relationship or interest, or solely because the interested director or officer was present, participates or votes at the meeting of the board or committee that authorizes the contract or transaction, if the director's or officer's interest in the contract or transaction is known to the board of directors or stockholders and the transaction is approved or ratified by the board or stockholders in good faith by a vote sufficient for the purpose without counting the vote or votes of the interested director(s) or officer(s), the fact of the common interest is not known to the director(s) or officer(s) at the time the transaction is brought before the board, or the contract or transaction is fair to the corporation at the time it is authorized or approved. Under Delaware law, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, is not void or voidable solely because of such relationship or interest, or solely because the director or officer is present at or participates or votes at the meeting of the board or committee that authorizes the contract or transaction, if one or more of the following is true: (i) the material facts of the contract or transaction and the director's or officer's relationship or interest are disclosed to or known by the board or committee, and the board or the committee in good faith authorizes the contract or transaction by an affirmative vote of the majority of the disinterested directors (even though these directors are less than a quorum); (ii) the material facts of the contract or transaction and the director's or officer's relationship or interest are disclosed to or known by the stockholders entitled to vote on the matter and they specifically approve in good faith the contract or transaction; or (iii) the contract or transaction is fair to the corporation as of the time it was authorized, approved or ratified.

Significant Differences Between Our Current Charter Documents and the Charter Documents of Constitution Mining Delaware

The following comparison of our current Articles of Incorporation and Bylaws with the Certificate of Incorporation and Bylaws of Constitution Mining Delaware summarizes the important differences between the two sets of charter documents, but is not intended to list all the differences.

Vacancies on the Board of Directors.  Our current Bylaws provide that in the event of any vacancy on the board of directors may be filled by a majority of the directors then in office provided that the number of directors then in office is not less than a quorum of the whole board.  The Bylaws of Constitution Mining Delaware provide that any vacancies on the board of directors resulting from death, resignation, retirement, disqualification, removal, creation of a new directorship, or otherwise will be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum, and not by the stockholders.

Notice of Special Board Meetings.  Under our current Bylaws, notice of a special meeting of our board of directors must be delivered to the directors at least 48 hours in advance of the special meeting, in most cases. Under the Bylaws of Constitution Mining Delaware, the advance notice period is 24 hours, in most cases.

Effect of the Reincorporation

The reincorporation will not have any effect on the transferability of outstanding stock certificates.  The reincorporation will be reflected by our transfer agent, currently Transfer Online, Inc., in book-entry.  For those stockholders that hold physical certificates, please do not destroy or send your stock certificates to Transfer Online, Inc, as those stock certificates should be carefully preserved by you.  You will not receive new share certificates until your current certificates are presented for transfer, at which time the certificates reflecting a Nevada corporation will be exchanged for certificates reflecting shares issued by Constitution Mining Delaware.

Dissenters' Rights

Holders of record of shares of the Company’s common stock who do not vote in favor of the reincorporation or consent thereto in writing and who properly demand payment for their shares will be entitled to dissenters' rights in connection with the reincorporation under Sections 92A.300  -  92A.500 of the NRS.

The following discussion is not a complete statement of the law pertaining to dissenters' rights under NRS Sections 92A.300 - 92A.500 and is qualified in its entirety by the full text of NRS Sections 92A.300 - 92A.500, which is attached to this proxy statement as Exhibit D.  The following summary does not constitute any legal or other advice nor does it constitute a recommendation that stockholders exercise their dissenters' rights under NRS Sections 92A.300 - 92A.500.  All references in NRS Sections 92A.300 - 92A.500 and in this summary to a "stockholder" or "holders of shares of the Company’s common stock" are to the record holder or holders of the shares of the Company’s common stock entitled to vote as to which dissenters' rights are asserted.  A person having a beneficial interest in shares of the Company’s common stock held of record in the name of another person, such as a broker, fiduciary, depositary or other nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect dissenters' rights, or must assert his own dissenters' right and submit a written consent of the stockholder of record in accordance with NRS 92A.400.

To assert dissenters' rights, stockholders must satisfy all of the following conditions in NRS Section 92A.420 and 92A.440:

•
Before the vote on the adoption of the reincorporation occurs at the special meeting, each stockholder who wishes to assert dissenters' rights must give written notice to the Company before the vote is taken, of the stockholder's intent to demand payment for his or her shares if the reincorporation takes place and shall not vote or cause or permit to be voted his or her shares in favor of the proposed reincorporation.  Neither voting against, abstaining from voting, or failing to vote on the adoption of the reincorporation will constitute notice of intent to demand payment or demand for payment of fair value within the meaning of NRS Section 92A.420.

•
A dissenting stockholder may NOT vote for approval of the reincorporation.  If a stockholder returns a signed proxy but does not specify in the proxy a vote against adoption of the reincorporation or an instruction to abstain, the proxy will be voted FOR adoption of the reincorporation, which will have the effect of waiving the rights of that stockholder to have his or her shares purchased at fair value.

Abstaining from voting or voting against the adoption of the reincorporation will NOT constitute a waiver of a stockholder's rights.  After the vote is taken at the special meeting, if the reincorporation is approved, no later than ten (10) days after the reincorporation takes place, a written dissenters' notice and form, accompanied by a copy of NRS Sections 92A.300 - 92A.500 inclusive, will be sent to each stockholder who has given the written notice described above and did not vote in favor of the reincorporation.  The dissenters' notice will state the results of the vote on the reincorporation, where the payment demand must be sent, and where and when share certificates must be deposited.  It will set a date, not fewer than thirty (30) nor more than sixty (60) days after delivery of the notice, by which the payment demand must be received from the dissenting stockholder.  The notice will include a form for demanding payment that will require the stockholder asserting dissenters' rights to certify whether or not the stockholder acquired beneficial ownership of the shares before August __, 2009, the date of the first announcement to the stockholders and the media of the terms of the proposed reincorporation and that the stockholder did not vote in favor of the transaction.  Please note that shares acquired after August __, 2009, referred to in this section as after-acquired shares, may be subject to different treatment in accordance with NRS Section 92A.470 than shares acquired before that date.

A stockholder who receives a dissenters' notice must comply with the terms of the notice.  A stockholder asserting dissenters' rights who does so by demanding payment, depositing his or her certificates in accordance with the terms of the notice and certifying that beneficial ownership was acquired before August __, 2009 will retain all other rights of a stockholder until these rights are cancelled or modified by the reincorporation.

Dissenters' rights under NRS Section 92A.400 may be asserted either by a beneficial stockholder or a stockholder of record.  A record stockholder may assert dissenters' rights as to fewer than every share registered in his or her name only if he or she objects for all shares beneficially owned by any one person and notifies the Company in writing of the name and address of each person on whose behalf he or she asserts dissenters' rights.  A beneficial stockholder may assert dissenters' rights as to shares held on his or her behalf only if he or she submits to the Company the stockholder of record's written consent before or at the time he or she asserts dissenters' rights and he does so for all shares that he or she beneficially owns or over which he or she has the power to direct the vote.

Within thirty days after receipt of a payment demand, the Company will pay in cash to each stockholder who complied with the terms of the dissenters' notice the amount the Company estimates to be the fair value of the shares, plus interest, except that the Company may withhold payment from a dissenter as to after-acquired shares until after the reincorporation is effected, at which point it shall offer its estimate of fair value of such shares, plus interest, to the dissenter in accordance with NRS 92A.470.  The payment will be accompanied by the Company’s balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, a statement of changes in stockholder's equity and the latest available interim financial statements; a statement of the Company’s estimate of the fair value of the shares; an explanation of how the interest was calculated; a statement of the dissenter's right to demand payment under NRS 92A.480; and a copy of NRS Sections 92A.300 - 92A.500.  Within thirty days of payment or offered payment, if a dissenting stockholder believes that the amount paid is less than the fair value of the shares or that the interest due is incorrectly calculated, the stockholder may notify the Company in writing of his or her own estimate of the fair value of the shares and interest due.  If this kind of claim is made by a stockholder, and it cannot be settled, the Company is required to petition the district court to determine the fair value of the shares and accrued interest within sixty days after receiving the payment demand.

The costs and expenses of a court proceeding will be determined by the court and generally will be assessed against the Company, but these costs and expenses may be assessed as the court deems equitable against all or some of the stockholders demanding appraisal who are parties to the proceeding if the court finds the action of the stockholders in failing to accept the Company’s payment or offered payment was arbitrary, vexatious or not in good faith.  These expenses may include the fees and expenses of counsel and experts employed by the parties.

All written notices of intent to demand payment of fair value should be sent or delivered to, Constitution Mining Corp., Attn: Secretary, Manuela Sáenz 323, Suite 706, Buenos Aires, Argentina  C1107BPA.

United States Federal Income Tax Consequences

The following discussion of the material federal income tax consequences to our stockholders resulting from the reincorporation is based upon the Internal Revenue Code (the “Code”), regulations promulgated thereunder, Internal Revenue Service rulings and pronouncements, and judicial decisions, all as in effect as of the date of this proxy statement, and all of which are subject to change, possibly with retroactive effect. Any such change could alter the tax consequences described herein. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the reincorporation.

This discussion is only for general information to stockholders who hold their shares as capital assets. This discussion does not address every aspect of federal income taxation that may be relevant to a particular company stockholder in light of the stockholder’s particular circumstances or to persons who are otherwise subject to special tax treatment, including, without limitation: (i) a partnership, subchapter S corporation or other pass-through entity; (ii) dealers in securities; (iii) banks or other financial institutions; (iv) insurance companies; (v) mutual funds; (vi) tax exempt organizations or pension funds; (vii) a foreign person, foreign entity or U.S. expatriate; (viii) persons who may be subject to the alternative minimum tax provisions of the Code; (ix) a stockholder whose functional currency is not the U.S. dollar; (x) persons who acquired their common stock in connection with stock option or stock purchase plans or in other compensatory transactions; or (xi) persons who hold their common stock as part of a hedging, straddle, conversion or other risk reduction transaction. This discussion does not address the tax consequences to any holders of our options, warrants or convertible debt. The state and local tax consequences of the reincorporation may vary significantly as to each stockholder, depending upon the jurisdiction in which such stockholder resides. You are urged to consult your own tax advisors to determine the particular consequences to you.

We believe that the merger (the “Merger”) of our company with and into Constitution Mining Delaware, which will effect the reincorporation will qualify as a reorganization, under section 368(a)(1)(F) of the Code. As a result, the material federal income tax consequences of the Merger, and, therefore, the reincorporation, would be as follows: (i) we and Constitution Mining Delaware will not recognize any gain or loss as a result of the Merger; (ii) no gain or loss will be recognized by holders of common stock on the conversion of common stock into Constitution Mining Delaware common stock; (iii) the aggregate adjusted tax basis of the Constitution Mining Delaware common stock received by a holder of common stock in the Merger will be the same as the aggregate adjusted tax basis of the common stock converted in the Merger; and (iv) the holding period, for U.S. federal income tax purposes, for the Constitution Mining Delaware common stock received in the Merger by a holder of common stock will include the period during which the holder held the converted common stock.

If the merger fails to qualify for tax-free treatment, either under section 368(a)(1)(F) or any other provision of the Code, then a holder of common stock whose shares of common stock are converted to Constitution Mining Delaware common stock may recognize gain or loss for U.S. federal income tax purposes equal to the difference between the fair market value of the Constitution Mining Delaware shares received by that stockholder and the stockholder’s adjusted tax basis in the converted shares of common stock. Further, we would recognize taxable gain as if we sold all of our assets, subject to our liabilities, at fair market value.

Reporting Requirements

Each of our stockholders who is a “significant holder” that receives Constitution Mining Delaware common stock in the merger will be required to file a statement with his, her or its federal income tax return setting forth his, her or its tax basis in the common stock surrendered and the fair market value of the Constitution Mining Delaware common stock, if any, received in the Merger, and to retain permanent records of these facts relating to the Merger.  A “significant holder” is a company stockholder who, immediately before the merger owned at least five percent (by vote or value) of our outstanding stock or owned our securities with an adjusted tax basis of $1,000,000 or more.

Our stockholders are urged to consult their own tax advisors regarding the tax consequences to them of the reincorporation, including the applicable federal, state, local and foreign tax consequences.

Material Accounting Implications

There is no material accounting impact of the reincorporation of our company in Delaware.

Regulatory Approvals

We are required to obtain the approval of our stockholders under Nevada Law in order to effect the reincorporation.  In order to obtain this approval, we are required to prepare and circulate to our stockholders proxy materials meeting the requirements of the rules and regulations of the SEC. This proxy statement has been prepared by us in accordance with such rules and regulations, and is being circulated in order to obtain the required stockholder approval.  Once such approval is obtained, we are required to file a Certificate of Merger with the State of Delaware and Articles of Merger with the State of Nevada in order to effect the reincorporation. Other than the foregoing, no federal or state regulatory requirements must be complied with or approval must be obtained in connection with the Merger and the reincorporation.

Vote Required and Recommendation of the Board of Directors

 A broker who holds shares in street name will not be entitled to vote on this proposal without instructions from the beneficial owner.  Since this proposal requires the affirmative vote of at least a majority of the shares of common stock outstanding as of the record date, abstentions and broker nonvotes will have the effect of a negative vote with respect to such proposal.  Stockholders are urged to mark the boxes on the proxy card to indicate how their shares will be voted.

The board of directors recommends you vote “For” approval of the Agreement and
Plan of Merger pursuant to which we will reincorporate
from the State of Nevada to the State of Delaware.

Security Ownership of Certain Beneficial Owners and Management
and Related Stockholder Matters

The following table sets forth, as of July 20, 2009, the number and percentage of outstanding shares of common stock beneficially owned by (a) each person known by us to beneficially own more than five percent (5%) of such stock, (b) each director of the Company, (c) each named officer of the Company, and (d) all our directors and executive officers as a group.  We have no other class of capital stock outstanding.

	Amount and Nature of Beneficial Ownership
Name and Address of Beneficial Owner (1)	Shares Owned (2)	Options Exercisable Within 60 Days (3)	Percent of Class
Willem Fuchter (4)	1,050,000	1,200,000	3.2%
Hernan Zaballa	550,000	500,000	1.5%
Patrick C. Gorman	1,000,000	250,000	1.8%
Gary Joseph Artmont	2,000,000	-	3.0%
Robert Van Tassell	-	-	-
Alois Wiget	-	100,000	*
Michael Stocker	-	600,000	*
Kenneth Phillippe	-	-	-
All current directors and executive officers as a group (nine persons)	4,600,000	2,650,000	9.8%

___________
*	Represents less than one percent of the class.

(1)	The address of these persons is c/o Manuela Sáenz 323, Suite 706, Buenos Aires, Argentina C1107BPA.

(2)	Except as otherwise indicated, all shares shown in the table are owned with sole voting and investment power.

(3)	This column represents shares not included in “Shares Owned” that may be acquired by the exercise of options within sixty days of July 20, 2009.

(4)	These shares are held by Hieronymus Management Services Ltd. ("HMS"), a service company wholly-owned by Dr. Fuchter and his wife.

The above beneficial ownership information is based on information furnished by the specified persons and is determined in accordance with Rule 13d-3 under the Exchange Act, as required for purposes of this proxy statement; accordingly, it includes shares of Constitution Mining common stock that are issuable upon the exercise of stock options exercisable within sixty days of July 20, 2009.  Such information is not necessarily to be construed as an admission of beneficial ownership for other purposes.  We have based our calculation of the percentage of beneficial ownership on 67,099,095 shares of our common stock outstanding on July 20, 2009.

Stockholder Proposals to be Presented at Next Annual Meeting

Stockholder proposals may be included in our proxy materials for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in applicable SEC rules.  For a stockholder proposal to be included in our proxy materials for the 2010 annual meeting, the proposal must be received at our principal executive offices, addressed to the Secretary, not later than December 1, 2009. Stockholder business that is not intended for inclusion in our proxy materials may be brought before the annual meeting so long as we receive notice of the proposal as specified by our Bylaws, addressed to the Secretary at our principal executive offices, not later than December 1, 2009.  The Company’s principal executive offices are located at Pasaje Mártir Olaya 129, Oficina 1203, Centro Empresarial José Pardo Torre A, Miraflores, Lima, Perú.

Transaction of Other Business

At the date of this proxy statement, the board of directors knows of no other business that will be conducted at the special meeting other than as described in this proxy statement.  If any other matter or matters are properly brought before the meeting, or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

Michael Stocker
Chairman of the Board

August __, 2009

Exhibit A

Agreement and Plan of Merger

of

Constitution Mining Corp.
(a Nevada corporation)

with and into

Constitution Mining Corp.
(a Delaware corporation)

This Agreement and Plan of Merger (the “Agreement”), dated as of August __, 2009, by and between Constitution Mining Corp., a Nevada corporation (“CMC-Nevada”), and Constitution Mining Corp., a Delaware corporation and a wholly-owned subsidiary of CMC-Nevada (“CMC-Delaware”), is made with respect to the following facts.

RECITALS

Whereas, CMC-Nevada is a corporation duly organized and existing under the laws of the State of Nevada;

Whereas, CMC-Delaware is a corporation duly organized and existing under the laws of the State of Delaware;

Whereas, the respective boards of directors for CMC-Nevada and CMC-Delaware have determined that, for purposes of effecting the reincorporation of CMC-Nevada in the State of Delaware, it is advisable and to the advantage of said two corporations and their stockholders that CMC-Nevada merge with and into CMC-Delaware so that CMC-Delaware is the surviving corporation on the terms provided herein (the “Merger”); and

Whereas, the respective board of directors for CMC-Nevada and CMC-Delaware, the stockholders of CMC-Nevada, and the sole stockholder of CMC-Delaware have adopted and approved this Agreement.

Now therefore, based upon the foregoing, and in consideration of the mutual promises and covenants contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Agreement agree as follows.

ARTICLE I
THE MERGER

1.1         The Merger; Surviving Corporation.  Subject to the terms and conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.5 below), CMC-Nevada shall be merged with and into CMC-Delaware, subject to and upon the terms and conditions provided in this Agreement and the applicable provisions of the General Corporation Law of the State of Delaware (the “DGCL”) and the applicable provisions of the Nevada Revised Statutes (the “NRS”), and the separate existence of CMC-Nevada shall cease. C MC-Delaware shall be the surviving entity (the “Surviving Corporation”) and shall continue to be governed by the DGCL.

1.2         Constituent Corporations.  The name, address, jurisdiction of organization and governing law of each of the constituent corporations is as follows:

(a)         CMC-Nevada:  Constitution Mining Corp., a corporation organized under and governed by the laws of the State of Nevada with an address of Pasaje Mártir Olaya 129, Oficina 1203, Centro Empresarial José Pardo Torre A, Miraflores, Lima, Perú; and

 (b)         CMC-Delaware:  Constitution Mining Corp., a corporation organized under and governed by the laws of the State of Delaware with an address of Pasaje Mártir Olaya 129, Oficina 1203, Centro Empresarial José Pardo Torre A, Miraflores, Lima, Perú.

1.3         Surviving Corporation.  Constitution Mining Corp., a corporation organized under the laws of the State of Delaware, shall be the Surviving Corporation of the Merger.

1.4         Address of Principal Office of the Surviving Corporation.  The address of CMC-Delaware, as the Surviving Corporation, shall be Pasaje Mártir Olaya 129, Oficina 1203, Centro Empresarial José Pardo Torre A, Miraflores, Lima, Perú.

1.5         Effective Time.  The Merger shall become effective (the “Effective Time”), on the date upon which the last to occur of the following shall have been completed:

 (a)         This Agreement and the Merger shall each have been adopted and recommended to the stockholders of CMC-Nevada by the board of directors of CMC-Nevada and approved by a majority of the voting power of the outstanding stock of CMC-Nevada entitled to vote thereon, in accordance with the requirements of the NRS;

 (b)         This Agreement and the Merger shall each have been adopted by the board of directors of CMC-Delaware in accordance with the requirements of the DGCL;

 (c)         The effective date of the Merger as stated in the executed Articles of Merger (the “Articles of Merger”) filed with the Secretary of State for the State of Nevada; and

 (d)         An executed Certificate of Merger (the “Certificate of Merger”) or an executed counterpart to this Agreement meeting the requirements of the DGCL shall have been filed with the Secretary of State of the State of Delaware.

1.6         Effect of the Merger.  The effect of the Merger shall be as provided in this Agreement, the Articles of Merger, the Certificate of Merger and the applicable provisions of the DGCL and the NRS.  Without limiting the foregoing, from and after the Effective Time, all the property, rights, privileges, powers and franchises of CMC-Nevada shall vest in CMC-Delaware, as the Surviving Corporation, and all debts, liabilities and duties of CMC-Nevada shall become the debts, liabilities and duties of CMC-Delaware, as the Surviving Corporation.

1.7         Certificate of Incorporation; Bylaws.

 (a)         From and after the Effective Time, the Certificate of Incorporation of CMC-Delaware shall be the Certificate of Incorporation of the Surviving Corporation.

 (b)         From and after the Effective Time, the Bylaws of CMC-Delaware as in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation.

 1.8         Officers and Directors.  The officers of CMC-Nevada immediately prior to the Effective Time shall continue as officers of the Surviving Corporation and remain officers until their successors are duly appointed or their prior resignation, removal or death.  The directors of CMC-Nevada immediately prior to the Effective Time shall continue as directors of the Surviving Corporation and shall remain as directors until their successors are duly elected and qualified or their prior resignation, removal or death.

ARTICLE II
CONVERSION OF SHARES

2.1         Conversion of Common Stock of CMC-Nevada.  At the Effective Time, by virtue of the Merger, and without any action on part of the holders of any outstanding shares of CMC-Nevada:

(a)         each share of common stock of CMC-Nevada, par value of $0.001 per share, issued and outstanding immediately prior to the Effective Time shall be converted (without the surrender of stock certificates or any other action) into one (1) fully paid and non-assessable share of common stock, par value $0.001, of CMC-Delaware’s common stock, $0.001 par value per share (the “Common Stock”); and

(b)         the one hundred shares of CMC-Delaware common stock owned by CMC-Nevada shall be canceled at the Effective Time.

2.2         CMC-Nevada Options, Stock Purchase Rights, Convertible Securities.

(a)         From and after the Effective Time, the Surviving Corporation shall assume the obligations of CMC-Nevada under, and continue, the option plans and all other employee benefit plans of CMC-Nevada. Each outstanding and unexercised option, other right to purchase, or security convertible into or exercisable for, CMC-Nevada common stock (a “Right”) shall become, an option, right to purchase or a security convertible into the Surviving Corporation’s Common Stock, on the basis of one share of the Surviving Corporation’s Common Stock for each one share of CMC-Nevada common stock issuable pursuant to any such Right, on the same terms and conditions and at an exercise price equal to the exercise price applicable to any such CMC-Nevada Right from and after the Effective Time.  This paragraph 2.2(a) shall not apply to currently issued and outstanding CMC-Nevada common stock. Such common stock is subject to paragraph 2.1 hereof.

 (b)         A number of shares of the Surviving Corporation’s Common Stock shall be reserved for issuance upon the exercise of options and convertible securities equal to the number of shares of CMC-Nevada common stock so reserved immediately prior to the Effective Time.

 2.3         Certificates.  At and after the Effective Time, all of the outstanding certificates that immediately prior thereto represented shares of common stock, options, warrants or other securities of CMC-Nevada shall be deemed for all purposes to evidence ownership of and to represent the shares of the respective common stock, options, warrants or other securities of CMC-Delaware, as the case may be, into which the shares of common stock, options, warrants or other securities of CMC-Nevada represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of common stock, options, warrants or other securities of CMC-Delaware, as the case may be, evidenced by such outstanding certificate, as above provided.

ARTICLE III
TRANSFER AND CONVEYANCE OF ASSETS AND ASSUMPTION OF LIABILITIES

3.1         Transfer, Conveyance and Assumption.  At the Effective Time, CMC-Delaware shall continue in existence as the Surviving Corporation, and without further action on the part of CMC-Nevada or CMC-Delaware, succeed to and possess all the rights, privileges and powers of CMC-Nevada, and all the assets and property of whatever kind and character of CMC-Nevada shall vest in CMC-Delaware without further act or deed.  Thereafter, CMC-Delaware, as the Surviving Corporation, shall be liable for all of the liabilities and obligations of CMC-Nevada, and any claim or judgment against CMC-Nevada may be enforced against CMC-Delaware as the Surviving Corporation, in accordance with Section 259 of the DGCL.

 3.2         Further Assurances.  If at any time CMC-Delaware shall consider or be advised that any further assignment, conveyance or assurance is necessary or advisable to vest, perfect or confirm of record in it the title to any property or right of CMC- Nevada, or otherwise to carry out the provisions hereof, officers of CMC-Nevada as of the Effective Time shall execute and deliver any and all proper deeds, assignments and assurances, and do all things necessary and proper to vest, perfect or convey title to such property or right in CMC-Delaware and otherwise to carry out the provisions hereof.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF CMC-NEVADA

CMC-Nevada represents and warrants to CMC-Delaware as follows:

 4.1         Validity of Actions.  CMC-Nevada (a) is a corporation duly formed, validly existing and in good standing under the laws of the State of Nevada, and (b) has full power and authority to enter into this Agreement and to carry out all acts contemplated by it.  This Agreement has been duly executed and delivered on behalf of CMC- Nevada.  CMC-Nevada has received all necessary authorization to enter into this Agreement, and this Agreement is a legal, valid and binding obligation of CMC-Nevada, enforceable against CMC-Nevada in accordance with its terms.  The execution and delivery of this Agreement and consummation of the transactions contemplated by it will not violate any provision of CMC-Nevada’s Articles of Incorporation or Bylaws, nor violate, conflict with or result in any breach of any of the terms, provisions or conditions of, or constitute a default or cause acceleration of, any indebtedness under any agreement or instrument to which CMC-Nevada is a party or by which it or its assets may be bound, or cause a breach of any applicable Federal or state law or governmental regulation, or any applicable order, judgment, writ, award, injunction or decree of any court or governmental instrumentality.

ARTICLE V
REPRESENTATIONS AND WARRANTIES OF CMC-DELAWARE

CMC-Delaware represents and warrants to CMC-Nevada as follows:

 5.1         Validity of Actions.  CMC-Delaware (a) is duly organized, validly existing and in good standing under the laws of the State of Delaware, and (b) has full power and authority to enter into this Agreement and to carry out all acts contemplated by it.  This Agreement has been duly executed and delivered on behalf of CMC-Delaware.  CMC- Delaware has received all necessary authorization to enter into this Agreement, and this Agreement is a legal, valid and binding obligation of CMC-Delaware, enforceable against CMC-Delaware in accordance with its terms.  The execution and delivery of this Agreement and consummation of the transactions contemplated by it will not violate any provision of the Certificate of Incorporation or Bylaws of CMC-Delaware nor violate, conflict with or result in any breach of any of the terms, provisions or conditions of, or constitute a default or cause acceleration of, any indebtedness under any agreement or instrument to which CMC-Delaware is a party or by which it or its assets may be bound, or cause a breach of any applicable federal or state law or regulation, or any applicable order, judgment, writ, award, injunction or decree of any court or governmental instrumentality.

ARTICLE VI
FURTHER ACTIONS

6.1         Additional Documents.  At the request of any party, each party will execute and deliver any additional documents and perform in good faith such acts as reasonably may be required in order to consummate the transactions contemplated by this Agreement.

ARTICLE VII
CONDITIONS TO THE MERGER

The obligation of CMC-Delaware and of CMC-Nevada to consummate the Merger shall be subject to the satisfaction or waiver of the following conditions:

7.1         Bring Down.  The representations and warranties set forth in this Agreement shall be true and correct in all material respects at, and as of, the Effective Time as if then made as of the Effective Time.

7.2         No Statute, Rule or Regulation Affecting.  At the Effective Time, there shall be no statute, or regulation enacted or issued by the United States or any State, or by a court, which prohibits or challenges the consummation of the Merger.

 7.3         Satisfaction of Conditions.  All other conditions to the Merger set forth herein shall have been satisfied.

ARTICLE VIII
TERMINATION; AMENDMENT; WAIVER

8.1         Termination.  This Agreement and the transactions contemplated hereby may be terminated at any time prior to the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, by mutual consent of the Board of Directors of CMC-Delaware and the Board of Directors of CMC-Nevada.

 8.2         Amendment.  The parties hereto may, by written agreement, amend this Agreement at any time prior to the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, provided that any such amendment must first be approved by the Board of Directors of CMC-Nevada.

 8.3         Waiver.  At any time prior to the Effective Time, any party to this Agreement may extend the time for the performance of any of the obligations or other acts of any other party hereto, or waive compliance with any of the agreements of any other party or with any condition to the obligations hereunder, in each case only to the extent that such obligations, agreements and conditions are intended for its benefit.

ARTICLE IX
MISCELLANEOUS

9.1         Expenses.  If the Merger becomes effective, all of the expenses incurred in connection with the Merger shall be paid by CMC-Delaware.

 9.2         Notice.  Except as otherwise specifically provided, any notices to be given hereunder shall be in writing and shall be deemed given upon personal delivery or upon mailing thereof, if mailed by certified mail, return receipt requested, to the following addresses (or to such other address or addresses shall be specified in any notice given):

 In the case of CMC-Delaware:

CONSTITUTION MINING CORP.
Pasaje Mártir Olaya 129, Oficina 1203
Centro Empresarial José Pardo Torre A
Miraflores, Lima
Perú

 In the case of CMC-Nevada:

 CONSTITUTION MINING CORP.
Pasaje Mártir Olaya 129, Oficina 1203
Centro Empresarial José Pardo Torre A
Miraflores, Lima
Perú

9.3         Non-Assignability.  This Agreement shall not be assignable by any of the parties hereto.

9.4         Entire Agreement.  This Agreement contains the parties’ entire understanding and agreement with respect to its subject matter, and any and all conflicting or inconsistent discussions, agreements, promises, representations and statements, if any, between the parties or their representatives that are not incorporated in this Agreement shall be null and void and are merged into this Agreement.

 9.5         Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflicts of law principles.

 9.6         Headings.  The various section headings are inserted for purposes of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

 9.7         Gender; Number.  All references to gender or number in this Agreement shall be deemed interchangeably to have a masculine, feminine, neuter, singular or plural meaning, as the sense of the context requires.

 9.8         Severability.  The provisions of this Agreement shall be severable, and any invalidity, unenforceability or illegality of any provision or provisions of this Agreement shall not affect any other provision or provisions of this Agreement, and each term and provision of this Agreement shall be construed to be valid and enforceable to the full extent permitted by law.

[SIGNATURE PAGE FOLLOWS]

In witness whereof, the undersigned have caused this Agreement to be executed by an officer duly authorized to do so, all as of the day and year first above written.

Constitution Mining Corp.,
a Nevada Corporation

By:
       Willem Fuchter
       CEO and President

Constitution Mining Corp.,
a Delaware Corporation

By:
       Willem Fuchter
       CEO and President

Exhibit B

Certificate of Incorporation

of

Constitution Mining Corp.

Certificate of Incorporation

of

Constitution Mining Corp.

1.	Name. The name of the corporation is CONSTITUTION MINING CORP. (the "Corporation").

2.
Registered Office and Agent.  The name and address of the registered office and registered agent in the State of Delaware is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, New Castle County, Delaware 19801.

3.	Purpose. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the "DGCL").

4.
Authorized Capital Stock.  The Corporation is authorized to issue two classes of stock, to be designated "Common Stock," with a par value of $0.001 per share, and "Preferred Stock," with a par value of $0.001 per share.  The total number of shares of Common Stock that the Corporation shall have authority to issue is 300,000,000, and the total number of shares of Preferred Stock that the Corporation shall have authority to issue is 50,000,000.

5.	Number of Directors. The number of directors of the Corporation, and the division of directors into classes (if any), shall be fixed by, or in the manner provided in, the Bylaws.

6.
Elimination of Certain Liability of Directors.  No director of the Corporation shall be held personally liable to the Corporation or its stockholders for monetary damages of any kind for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit.  If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended.  No amendment to or repeal of this Section 6 shall adversely affect any right or protection of any director of the Corporation existing at the time of such amendment or repeal for or with respect to acts or omissions of such director prior to such amendment or repeal.

7.	Amendments to Bylaws. In furtherance and not in limitation of the powers conferred by the DGCL, the Board of Directors is expressly authorized to make, alter or repeal the Bylaws of the Corporation.

8.
Amendments to Certificate.  The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the DGCL, and all rights conferred upon stockholders herein are granted subject to this reservation.

9.	Incorporator. The name and mailing address of the incorporator are as follows:

Name                                                      Mailing Address

____________________                 ____________________________

____________________________

I, THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the DGCL, do make this Certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this ______  day of _________________, 2009.

________________________________________________

__________________________________, Sole Incorporator

Exhibit C

Bylaws

of

Constitution Mining Corp.

Bylaws

of

Constitution Mining Corp.
(a Delaware corporation)

(as Adopted ___________, 2009)

Table of Contents

ARTICLE I - OFFICES

PAGE
1.1	Registered Office and Agent	3
1.2	Other Offices	3

ARTICLE II - THE STOCKHOLDERS

2.1	Place of Meetings	3
2.2	Annual Meeting	3
2.3	Quorum	3
2.4	Voting	3
2.5	Proxies	4
2.6	List of Stockholders	4
2.7	Special Meetings	4
2.8	Notice of Meetings	4
2.9	Stockholder Nominations and Proposals	4
2.10	Voting Procedures and Inspectors of Elections	5

ARTICLE III - THE BOARD OF DIRECTORS

3.1	Powers, Number and Classification of Directors	6
3.2	Election; Vacancies	6
3.3	Place of Meetings	6
3.4	Regular Meetings	6
3.5	Special Meetings	7
3.6	Quorum; Voting	7
3.7	Quorum During Emergency	7
3.8	Informal Action	7
3.9	Meeting by Telephone	7
3.10	Compensation	7
3.11	Committees	7

ARTICLE IV - OFFICERS

4.1	Election and Removal of Chairman of the Board of Directors	7
4.2	Duties of the Chairman of the Board of Directors	8
4.3	Officers	8
4.4	Removal	8
4.5	Designation of Chief Executive Officer	8
4.6	Chief Executive Officer	8
4.7	Chief Operating Officer	8
4.8	President	8
4.9	Executive Vice Presidents	9
4.10	Senior Vice Presidents	9
4.11	Chief Information Officer	9

- i -

4.12	Chief Financial Officer	9
4.13	Elected Vice Presidents	9
4.14	Appointed Officers	9
4.15	Secretary	9
4.16	Treasurer	9
4.17	Controller	10
4.18	Delegation of Duties	10
4.19	Compensation	10
4.20	Bonds	10

ARTICLE V - SHARES OF STOCK AND THEIR TRANSFER

5.1	Regulation	10
5.2	Form of Shares	10
5.3	Transfer of Certificates	11
5.4	Record Date	11
5.5	Lost or Destroyed Certificates	11
5.6	Stock Transfer Books; Record Date	11
5.7	Consent of Stockholders in Lieu of Meeting	12

ARTICLE VI - BOOKS AND ACCOUNTS

6.1	Location	12
6.2	Inspection	12

ARTICLE VII - CHECKS, NOTES, CONTRACTS, ETC

7.1	Checks; Notes	12
7.2	Execution of Corporate Contracts	12

ARTICLE VIII - MISCELLANEOUS

8.1	Fiscal Year	12
8.2	Corporate Seal	13
8.3	Notice	13
8.4	Waiver of Notice	13
8.5	Voting of Stock in Other Corporations	13

ARTICLE IX - INDEMNIFICATION

9.1	Eligibility; Expenses	13
9.2	Suit to Collect	13
9.3	Nonexclusivity of Rights	14
9.4	Insurance	14
9.5	Expenses as a Witness	14
9.6	Indemnity Agreements	14
9.7	Continuation of Rights	14
9.8	Amendment	14

ARTICLE X - AMENDMENT OF BYLAWS

10.1	Amendment	14

- ii -

Bylaws

of

Constitution Mining Corp.
(a Delaware corporation)

ARTICLE I -  OFFICES

1.1 Registered Office and Agent.  The registered office shall be in the City of Wilmington, County of New Castle, State of Delaware, and the name of the resident agent in charge thereof is The Corporation Trust Company.

1.2 Other Offices.  The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II -  THE STOCKHOLDERS

2.1 Place of Meetings.  All meetings of stockholders shall be held at such place (if any) within or without the State of Delaware as may be designated from time to time by the Board of Directors (the "Board").

2.2 Annual Meeting.  An annual meeting of stockholders shall be held on such date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting.

2.3 Quorum.  A majority of the outstanding stock entitled to vote, present in person or by proxy duly authorized by the stockholder and filed with the Secretary, shall constitute a quorum at all meetings of the stockholders except as otherwise provided by law, by the Certificate of Incorporation or by these Bylaws.  If, however, a majority shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person, or by proxy duly authorized by the stockholder and filed with the Secretary, shall have power to  adjourn the meeting from time to time, without notice other than announcement at the meeting of the place, date, and hour of the adjourned meeting, until a quorum shall be present or represented.  At the adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.  If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.  The stockholders present at a duly organized meeting may continue to transact business until adjournment notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

2.4 Voting.  When a quorum is present at any meeting, and subject to the provisions of the General Corporation Law of the State of Delaware (the “DGCL”), the Certificate of Incorporation or these Bylaws in respect of the vote that shall be required for a specific action, the vote of the holders of a majority of the stock having voting power, present in person or represented by proxy duly authorized by the stockholder and filed with the Secretary, shall decide any question brought before the meeting, unless the question is one upon which, by express provision of the statutes or of the Certificate of Incorporation or of these Bylaws, a different vote is required, in which case the express provision shall govern and control the decision of such question.  Each stockholder shall have one (1) vote for each share of stock having voting power registered in his or her name on the books of the Corporation, except as otherwise provided in the Certificate of Incorporation.

2.5 Proxies.  At any meeting of the stockholders, every stockholder having the right to vote shall be entitled to vote in person, or by proxy duly authorized and bearing a date not more than three (3) years prior to said meeting, unless the proxy provides for a longer period.  Without limiting the manner in which a stockholder may authorize another person or persons to act for him or her as proxy, the stockholder may validly grant such authority by:

(a)
executing a writing to that effect, which execution may be accomplished by the stockholder or his or her authorized officer, director, employee or agent signing the writing or causing his or her signature to be affixed to the writing by any reasonable means including, but not limited to, by facsimile signature; or (b) transmitting or authorizing the transmission of a telegram, cablegram, or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder.  If it is determined that any telegram, cablegram or other electronic transmission submitted pursuant to clause (b) above is valid, the inspectors shall specify the information upon which they relied.  Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to the preceding sentence may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

2.6 List of Stockholders.  A complete list of the stockholders entitled to vote at each meeting of stockholders, arranged in alphabetical order, with the address of each as shown on the records of the Corporation, and the number of voting shares registered in the name of each in the records of the Corporation, shall be prepared by the Secretary and kept, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified at the place where the meeting is to be held for a period of at least ten (10) days prior to the meeting.  During the ten (10) day period, during the usual business hours, and during the meeting, the list shall be open to the examination of any stockholder.

2.7 Special Meetings.  Special meetings of stockholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the Board of Directors, Chairman of the Board or the President.

2.8 Notice of Meetings.  Written notice of each meeting of stockholders, stating the date, time and place, and in the case of a special meeting the object thereof, shall be mailed, postage prepaid, not less than ten (10) nor more than sixty (60) days before the meeting, to each stockholder entitled to vote thereat, at the address of the stockholder which appears on the books of the Corporation.

2.9 Stockholder Nominations and Proposals.

(a)
At any meeting of stockholders, no business shall be conducted which has not been properly brought before the meeting.  To be properly brought before a meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a stockholder.

(b)
For stockholder nominations and/or proposals to be properly brought before a meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation.  To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must so be received not later than the close of business on the tenth day following the day on which the notice of the date of the meeting was mailed or public disclosure was made, which ever first occurs.

(c)
In the case of stockholder nominations for election to the Board of Directors, the notice shall set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in the notice, (ii) the principal occupations or employment of each nominee for the past five (5) years, (iii) the number of shares of the Corporation which are beneficially owned by each nominee, (iv) other directorships held by each nominee, (v) the names of business entities of which each nominee owns a ten percent (10%) or more beneficial interest and (vi) all other information with respect to each nominee as is required by the Federal proxy rules in effect at the time such notice is submitted.  In addition, the notice shall be accompanied by a statement, over the signature of each proposed nominee, that the nominee consents to being a nominee and that if elected intends to serve as a Director, and confirming the information with respect to him or her set forth in the notice.

(d)
In the case of stockholder proposals, the notice shall set forth (i) a brief description of the proposal or business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name, age, business and residence address of the stockholder submitting the proposal, (iii) the principal occupation or employment of such stockholder, (iv) the number of shares of the Corporation which are beneficially owned by such stockholder and (v) any material interest of the stockholder in such proposal.  The Chairman of the Board of Directors shall, if the facts warrant, determine and declare to the meeting that a proposal was not properly brought before the meeting in accordance with the provisions of this Section 2.9, and if he or she should so determine, and any proposal not properly brought before the meeting shall not be transacted.  Notwithstanding anything in  these Bylaws to the contrary, no business shall be conducted at any meeting except in accordance with the procedures set forth in this Section 2.9.

2.10 Voting Procedures and Inspectors of Elections.

(a)
The Corporation, by action of the Secretary, shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof.  The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act.  If no  inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting.  Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability.

(b)
The inspectors shall (i) ascertain the number of shares outstanding and the voting power of each, (ii) determine the shares represented at a meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots.  The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors.

(c)
The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting.  No ballot, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery upon application by a stockholder shall determine otherwise.

(d)
In determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted with those proxies, any information provided in accordance with clause (b) of Section 2.5 of these Bylaws, ballots and the regular books and records of the Corporation, except that the inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by the record owner to cast or more votes than the stockholder holds of record.  If the inspectors consider other reliable information for the limited purpose permitted herein, the inspectors at the time they make their certification pursuant to subsection (b)(v) of this Section shall specify the specific information considered by them including the person or persons from whom they obtained the information, when the information was obtained, the means by which the information was obtained and the basis for the inspectors' belief that the information is accurate and reliable.

ARTICLE III -  THE BOARD OF DIRECTORS

3.1 Powers, Number and Term of Office of Directors.  The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, which may exercise all such powers of the Corporation and do all such acts and things as are not prohibited by the General Corporation Law of the State of Delaware nor by the Certificate of Incorporation nor by these Bylaws directed or required to be exercised or done by the stockholders.  The number of Directors of the Corporation shall not be less than one (1) or more than nine (9).   After any shares of the Corporation are issued, neither the maximum nor the minimum number of directors can be changed, nor can a fixed number be substituted for the maximum and minimum numbers, except by a duly adopted amendment to the Certificate of Incorporation duly approved by a majority of the outstanding shares entitled to vote.    Each Director shall hold office until the next annual meeting of stockholders following his or her appointment or election and until his or her successor is elected or until his or her death, resignation or removal in the manner provided herein.  Directors do not need to be residents of the State of Delaware or stockholders of the Corporation.

3.2 Election; Vacancies.

(a)
Majority Voting. Except as provided in subsection (b) of this Section 3.2, at any meeting for the election of Directors at which a quorum is present, each nominee shall be elected a Director by a majority of the votes cast at the meeting and entitled to vote on the election of Directors.  For purposes of this bylaw, a majority of the votes cast means that the number of votes “for” a Director must exceed the number of votes "against" a Director.  For the avoidance of doubt, neither abstentions nor broker non-votes will count as a vote cast with respect to that Director.

(b)
Contested Elections. If, as of a date that is seven (7) days in advance of the date the Corporation files its definitive proxy statement (regardless of whether or not thereafter revised or supplemented) with the Securities and Exchange Commission, the number of nominees for any election of Directors nominated (i) by the Board of Directors, or (ii) any stockholder, or (iii) a combination of nominees by the Board of Directors and one or more stockholders, exceeds the number of Directors to be elected, the nominees receiving a plurality of the votes cast by the shares present in person or represented by proxy at the meeting and entitled to vote on the election of Directors at a meeting at which a quorum is present shall be elected.

(c)
Vacancies.  If the office of any Director or Directors becomes vacant by reason of death, resignation, retirement, disqualification, removal from office, creation of a new directorship, or otherwise, a majority of the remaining Directors, though less than a quorum, shall choose a successor or successors, or a Director to fill the newly created directorship.  In no event shall the shareholders have the right to fill such vacancies, unless the Board of Directors has determined by resolution that stockholders shall fill such vacancy at a meeting of stockholders.

3.3 Place of Meetings.  The Directors may hold their meetings either outside of Delaware or at such other places as they may from time to time determine.

3.4 Regular Meetings.  There shall be four (4) regular meetings of the Board of Directors in each year, to be held at such times as the Board of Directors shall from time to time by resolution determine.  Notice of regular meetings, unless waived, shall be given by mail, telegram, telecopier, telex, telephone or in person to each Director, at his or her address as the same may appear on the records of the Corporation, or in the absence of such address, at his or her residence or usual place of business, at least three (3) days before the day on which the meeting is to be held.

3.5 Special Meetings.  Special meetings of the Board of Directors may be held any time on the call of the Chief Executive Officer or at the request in writing of a majority of the members of the Board of Directors then in office.  Notice of each special meeting, unless waived, shall be given by mail, telegram, telecopier, telex, telephone or in person to each Director at his or her address as the same appears on the records of the Corporation not less than one (1) day prior to the day on which the meeting is to be held if the notice is by telegram, telecopier,  telex, telephone or in person, and not less than two days prior to the day on which the meeting is to be held if the notice is by mail; provided, however, that for purposes of dealing with an emergency situation, as conclusively determined by the Officer or Directors calling the meeting, notice may be given not less than two (2) hours prior to the meeting.  Notice of any special meeting need not state the purpose thereof.  If the Secretary shall fail or refuse to give such notice, then the notice may be given by the Officer or any one of the Directors making the call.  Attendance at any meeting of the Board of Directors shall constitute waiver of notice thereof unless the Director attends the meeting for the express purpose of objecting, and the Director objects at the beginning of the meeting, to the transaction of any business because the meeting was not lawfully called or convened.

3.6 Quorum; Voting.  At all meetings of the Board, a majority of the total number of Directors then fixed pursuant to Section 3.1 of these Bylaws shall be necessary and sufficient to constitute a quorum for the transaction of  business, and the act of a majority of the Directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the Certificate of Incorporation or by these Bylaws.  In the absence of a quorum, a majority of the Directors present may adjourn the meeting from time to time until a quorum shall be present.  Notice of any adjourned meeting need not be given, except that notice shall be given to all Directors if the adjournment is for more than thirty (30) days.

3.7 Quorum During Emergency.  During any emergency period following a national catastrophe, due to enemy attack, a majority of the surviving members of the Board, but in any case not less than five, who have not been rendered incapable of acting due to physical or mental incapacity or due to the difficulty of transportation to the place of the meeting shall constitute a quorum for the purpose of filling vacancies in the Board of Directors and among the elected and appointed Officers of the Corporation.

3.8 Informal Action.  Any action required or permitted to be taken at any meeting of the Board of Directors or any Committee thereof may be taken without a meeting, if a written consent to such action is signed by all members of the Board or of such Committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board or Committee.

3.9 Meeting by Telephone.  Members of the Board of Directors, or any Committee designated by the Board, may participate in a meeting of the Board or Committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this section shall constitute presence in person at the meeting.

3.10 Compensation.  Directors, as such, may receive compensation for their services and/or such fixed sums and expenses of attendance for attendance at each regular or special meeting of the Board of Directors as may be established by resolution of the Board; provided that nothing herein contained shall be construed to preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.  Members of Committees may be allowed like compensation for attending Committee meetings.  The Corporate Governance and Nominating Committee shall annually recommend to the Board of Directors the appropriate compensation for the members of the Board of Directors.

3.11 Committees.  Based upon the recommendations of the Corporate Governance and Nominating Committee, the Board of Directors may, by resolution or resolutions passed by a majority of the total number of Directors then fixed pursuant to Section 3.1 of these Bylaws, designate one (1) or more Committees, each Committee to consist of one (1) or more of the Directors of the Corporation, which Committees, to the extent provided in said resolution or resolutions, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation between meetings of the Board of Directors.  The members and the Chairman of each Committee shall be appointed, and may be removed at any time, by resolution adopted by a majority of the total number of Directors then fixed pursuant to Section 3.1 of these Bylaws.  No such Committee shall have the power or authority to authorize amending the Certificate of Incorporation, adopt an agreement of merger or consolidation, recommend to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommend to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amend the Bylaws of the Corporation; and, unless the resolution, Bylaws or Certificate of Incorporation expressly so provide, no Committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.  Such Committee or Committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.  Each Committee shall keep minutes of its proceedings, and shall report to the Board of Directors when required by the Board.

ARTICLE IV -  OFFICERS

4.1 Election and Removal of Chairman of the Board of Directors.  At the regular meeting of the Directors held after the annual stockholders' meeting in each year, one (1) of the Directors shall be elected to be the Chairman of the Board of Directors, which person may be removed from this position at any time by a majority vote of the total number of Directors then fixed pursuant to Section 3.1 of these Bylaws whenever in their judgment the best interests of the Corporation will be served by such action.

4.2 Duties of the Chairman of the Board of Directors.  The Chairman of the Board of Directors shall preside at all meetings of the stockholders and of the Directors.  If he or she is also the Chief Executive Officer, he or she shall carry out those duties as designated herein.  If he or she is not the Chief Executive Officer, he or she shall have no authority for the management and control of the business and affairs of the Corporation other than in his or her capacity as a Director.

4.3 Officers.  As contained within these Bylaws, except as otherwise provided for, all references to "Officers" shall apply to both Elected and Appointed Officers.  The Elected Officers of the Corporation shall be a President, a Chief Executive Officer, a Secretary, a Treasurer, and a Chief Financial Officer.  These Officers, and any other Officers, including but not limited to, one or more Senior or Executive Vice Presidents, a Chief Operating Officer, a Controller, and a Chief Information Officer, which the Directors deem should be elected, shall be elected by the Directors at the regular meeting of the Board held after the annual stockholders' meeting in each year and at such other times as new elected offices are created by the Chief Executive Officer or vacancies in such elected offices must be filled.  All other Officers of the Corporation shall be appointed by the Chief Executive Officer, as such appointed offices are deemed necessary by the Chief Executive Officer.  Any two (2) or more offices may be held by the same person.

4.4 Removal.  Any Officer elected by the Directors may be removed from office at any time by a majority vote of the total number of Directors then fixed pursuant to Section 3.1 of these Bylaws whenever in their judgment the best interests of the Corporation will be served by such action.  Any appointed Officer may be removed at any time by the Chief Executive Officer.

4.5 Designation of Chief Executive Officer.  The Directors may, but need not, designate the Chairman of the Board of Directors as the Chief Executive Officer.  The Directors shall designate the President as either the Chief Executive Officer or the Chief Operating Officer.  The Directors may, but need not, designate an Executive Vice President as the Chief Operating Officer.  These designations of duties may be changed at any time by a majority vote of the total number of Directors then fixed pursuant to Section 3.1 of these Bylaws whenever in their judgment the best interests of the Corporation will be served by such action.

4.6 Chief Executive Officer.  The Chief Executive Officer shall manage and control the overall business and affairs of the Corporation and ensure that the orders and resolutions of the Directors are carried into effect.  He or she shall have the authority to represent and act for the Corporation, to sign documents binding the Corporation in all matters except those reserved to the Directors, to authorize other Officers designated by him or her to represent, act and sign for the Corporation and to assign to the other Officers the authority for the management and control of such business and affairs of the Corporation as he or she may designate.  If the Chief Executive Officer is not a member of the Board of Directors, he or she shall be, ex officio, a member of all Committees of the Board of Directors not exercising powers of the Board other than the Audit Committee, Corporate Governance and Nominating Committee and the Organization & Executive Compensation Committee, and any Committee or Sub-Committee having substantially similar powers and shall have all the same rights and duties, except the right to vote, as have all members of the Committee.  If he or she is a Director, he or she shall be, ex officio, a member of all Committees of the Board of Directors exercising powers of the Board other than the Audit Committee, the Corporate Governance and Nominating Committee and the Organization & Executive Compensation Committee, and any Committee or Sub-Committee having substantially similar powers and shall have all the same rights and duties, including the right to vote, as have all members of the Committees.

4.7 Chief Operating Officer.  The Chief Operating Officer shall have authority for the management and control of such business and affairs of the Corporation as shall be assigned by the Chief Executive Officer or the Board of Directors.  In the event of the absence or disability of the Chief Executive Officer, he or she shall perform those duties as designated herein of the Chief Executive Officer.

4.8 President.  The President shall perform the duties as designated herein of the Chief Executive Officer or the Chief Operating Officer.  In the absence of the Chairman of the Board of Directors he or she shall preside at all meetings of the stockholders and the Directors.

4.9 Executive Vice Presidents.  Executive Vice Presidents shall have authority for the management and control of such business and affairs of the Corporation as shall be assigned by the Chief Executive Officer or the Board of Directors.  If an Executive Vice President is the appointed Chief Operating Officer, he or she shall perform those duties as designated herein.  In the absence or disability of the Chief Executive Officer and of the Chief Operating Officer, an Executive Vice President designated by the Chief Executive Officer or the Board of Directors shall perform the duties as designated herein of the Chief Executive Officer.

4.10 Senior Vice Presidents.  Senior Vice Presidents shall have authority for the management and control of such business and affairs of the Corporation as shall be assigned by the Chief Executive Officer or the Board of Directors.  In the event that there is no individual currently holding such office of the Chief Executive Officer, of the Chief Operating Officer, or of the Executive Vice President, or in the event that such individual is absent or disabled, a Senior Vice President designated by the Chief Executive Officer or the Board of Directors shall perform the duties as designated herein of the Chief Executive Officer.

4.11 Chief Information Officer.  The Chief Information Officer shall be an Elected Officer and shall have the authority for the management and control of such business and affairs as shall be assigned by the Chief Executive Officer or the Board of Directors.

4.12 Chief Financial Officer.  The Chief Financial Officer shall be an Elected Officer and shall have the authority for the management and control of such business and affairs as shall be assigned by the Chief Executive Officer or the Board of Directors.

4.13 Elected Vice Presidents.  The Elected Vice Presidents shall have authority for the management and control of such business and affairs of the Corporation as shall be assigned by the Chief Executive Officer or the Board of Directors.

4.14 Appointed Officers.  Appointed Officers shall have authority for the management and control of such business and affairs of the Corporation as shall be assigned by the Chief Executive Officer.

4.15 Secretary.  The Secretary shall attend all sessions of the Board and all meetings of the stockholders and record all votes and the minutes of all proceedings in a book  to be kept for that purpose; and shall perform like duties for the standing Committees when required.  The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the Board of Directors, and shall perform such other duties as from time to time may be prescribed by the Board of Directors or the Chief Executive Officer of the Corporation.  The Secretary shall keep in safe custody the Seal of the Corporation, and when authorized by the Board, affix it to any instrument requiring it.

4.16 Treasurer.  The Treasurer shall:

(a)	have the custody of the corporate funds and securities and shall keep or cause to be kept full and accurate accounts of the financial affairs of the Corporation;

(b)	deposit or cause to be deposited all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors;

(c)	disburse or cause to be disbursed the funds of the Corporation as may be ordered by the Board of Directors;

(d)
render to the Chief Executive Officer and Directors, at the regular meetings of the Board or whenever they may require it, an account of all his or her transactions as Treasurer and of the financial  condition of the Corporation;

(e)
give the Corporation a bond, if required by the Board of Directors, in a sum and with one or more sureties satisfactory to the Board, for the faithful performance of the duties of his or her office; and

(f)	perform all the duties incident to the office of Treasurer and such other duties as from time to time may be prescribed by the Board of Directors or by the Chief Executive Officer of the Corporation.

4.17 Controller.  The Controller shall maintain proper audit control over the operations of the Corporation and be generally responsible for the accounting system employed by the Corporation and the accounting practices adopted by the various departments; he or she shall direct the budgetary control, general accounting, cost accounting and statistical activities of the Corporation; and he or she shall supervise activities in connection with credits and collections, taxes and physical inventories.  The Controller shall prepare and furnish such reports and statements showing the financial condition of the Corporation as shall be required of him or her by the Chief Executive Officer or the Board of Directors, and shall perform such other duties as the Chief Executive Officer or the Board of Directors shall prescribe.

4.18 Delegation of Duties.  In the case of the absence, incapacity, or inability to serve of any Elected Officer of the Corporation, the Board may delegate, for so long as may be necessary, the powers or duties, or any of them, of the Elected Officer to any other Elected Officer, or to any Director provided a majority of the total number of Directors then fixed pursuant to Section 3.1 of these Bylaws concurs therein.  In the case of the absence, incapacity, or inability to serve of any Appointed Officers of the Corporation, the Chief Executive Officer may delegate, for so long as may be necessary, the powers or duties, or any of them, of that appointed Officer to any Elected or Appointed Officer.

4.19 Compensation.  The compensation, if any, of the Chairman of the Board of Directors and the President, if each such person is not also the Chief Executive Officer, shall be fixed by the Directors after reviewing the recommendations of the Organization and Executive Compensation Committee. The compensation of the Chief Executive Officer shall be fixed by the Organization and Executive Compensation Committee in consultation with those independent Directors who are not members of the Organization and Executive Compensation Committee. The compensation of all other Officers shall be fixed by Organization and Executive Compensation Committee in consultation with the Chief Executive Officer.

4.20 Bonds.  If the Board of Directors or the Chief Executive Officer shall so require, any Officer or agent of the Corporation shall give bond to the Corporation in such amount and with such surety as the Board of Directors or the Chief Executive Officer, as the case may be, may deem sufficient, conditioned upon the faithful performance of their respective duties and offices.

ARTICLE V -  SHARES OF STOCK AND THEIR TRANSFER

5.1 Regulation.  Shares of stock of the Corporation may be certificated or uncertificated (i.e., book entry), as provided under the General Corporation Law of the State of Delaware.  Subject to the terms of any contract of the Corporation, the Board of Directors may make such rules and regulations as it may deem expedient concerning the issue, transfer and registration of shares of stock, whether certificated or uncertificated, of the Corporation, including the issuance of new certificates for lost or destroyed certificates and the appointment of transfer agents and registrars.

5.2 Form of Shares.  The shares of stock of the Corporation shall be numbered and shall be entered in the books of the Corporation as they are issued.  Shares that are issued in certificated form shall exhibit the holder's name and number of shares and shall be signed by the Chairman of the Board, the President or Vice President, and by the Treasurer or the Secretary.  If the Corporation has a transfer agent or an assistant transfer agent or a transfer clerk acting on its behalf and a registrar, the signature of any officer may be facsimile.  Facsimile signatures may be of the Officers of the Corporation designated above who are Officers at the time of the issuance of the certificates or who were such at the time of the printing or engraving of the certificates whether or not the person has continued to hold that office.  The powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of the preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent the class or series of stock, provided that, except as provided to the contrary by the General Corporation Law of the State of Delaware, in lieu of the foregoing requirements there may be set forth on the certificate a statement that the Corporation will furnish without charge to each stockholder who so requests the preferences and rights and qualifications, limitations or restrictions.  Within a reasonable time after the issuance or transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing certain information required by the General Corporation Law of the State of Delaware to be set forth or stated on certificates or shall send to such registered owner a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences and/or rights.

5.3 Transfer of Certificates.  Subject to any restrictions on transfer, shares of the capital stock of the Corporation shall be transferable on the books of the Corporation only if a transfer of such shares has been properly made or directed by the holder thereof in person or by his or her duly authorized attorney, and if such shares are certificated, upon the surrender or cancellation of a certificate or certificates for a like number of shares.  As against the Corporation, a transfer of shares can be made only on the books of the Corporation and in the manner hereinabove provided, and the Corporation shall be entitled to treat the registered holder of any share as the owner thereof and shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, save expressly provided by the statutes of the State of Delaware.

5.4 Record Date.

(a)
If no record date is fixed pursuant to Section 5.6 of these Bylaws, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.  A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(b)
In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors.  Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request the Board of Directors to fix a record date.  The Board of Directors shall promptly, but in all events within ten (10) days after the date on which such a request is received, adopt a resolution fixing the record date.  If no record date has been fixed by the Board of Directors within ten (10) days of the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date thereafter on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of stockholders meetings are recorded, to the attention of the Secretary of the Corporation.  Delivery shall be by hand or by certified or registered mail, return receipt requested.  If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action.

5.5 Lost or Destroyed Certificates.  Any person claiming a certificate of stock to be lost or destroyed shall make an affidavit or affirmation of that fact and advertise the same in such manner as the Board of Directors may require, and the Board of Directors may, in its discretion, require the owner of the lost or destroyed certificate or his or her legal representative to give the Corporation a bond, in such sum as it may direct, not exceeding double the value of the stock, to indemnify the Corporation against any claim that may be made against it on account of the alleged loss of any such certificate.  A new certificate of the same tenor and for the same number of shares as the one alleged to be lost or destroyed, or uncertificated shares in place of any such certificate, may be issued without requiring any bond when, in the judgment of the Directors, it is proper to do so.

5.6 Stock Transfer Books; Record Date.  The Board of Directors shall have power to close the stock transfer books of the Corporation for a period not exceeding sixty (60) days preceding the date of any meeting of stockholders or the date for payment of any dividend or the date for the allotment of rights or the date when any change or conversion or exchange of capital stock shall go into effect; provided, however, that in lieu of closing the stock transfer books as aforesaid the Board of Directors may by resolution fix a date: (i) not preceding the date of the resolution and (ii) (a) not more than sixty (60) nor less than ten (10) days preceding the date of any meeting of stockholders or (b) not more than sixty (60) days preceding the date for the payment of any dividend, the date for the allotment of rights or the date when any change or conversion or exchange of capital stock shall go into effect, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, and in such case such stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at such meeting, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid.

5.7 Consent of Stockholders in Lieu of Meeting.  In the event of the delivery to the Corporation of a written consent or consents purporting to authorize or take corporate action and/or related revocations (each such written consent and any revocation thereof is referred to in this Section 5.7 as a "Consent"), the Secretary of the Corporation shall provide for the safekeeping of such Consents and shall, as soon as practicable thereafter, conduct such reasonable investigation as he or she deems necessary or appropriate for the purpose of ascertaining the validity of such Consents and all matters incident thereto, including, without limitation, whether the holders of shares having the requisite voting power to authorize or take the action specified in the Consents have given consent; provided, however, that if the corporate action to which the Consents relate is the removal or election of one or more members of the Board of Directors, the Secretary of the Corporation shall designate an independent, qualified inspector with respect to such Consents and such inspector shall discharge the functions of the Secretary of the Corporation under this Section 5.7.  If, after such investigation, the Secretary or the inspector, as the case may be, shall determine that any action purportedly taken by such Consents has been validly taken, that fact shall be certified on the records of the Corporation kept for the purpose of recording the proceedings of meetings of the stockholders and the Consents shall be filed with such records.  In conducting the investigation required by this Section 5.7, the Secretary or the inspector may, at the expense of the Corporation, retain to assist them special legal counsel and any other necessary or appropriate professional advisors, and such other personnel as they may deem necessary or appropriate.

ARTICLE VI -  BOOKS AND ACCOUNTS

6.1 Location.  The books, accounts, and records of the Corporation may be kept at such place or places within or without the State of Delaware as the Board of Directors may from time to time determine.

6.2 Inspection.  The books, accounts, and records of the Corporation shall be open to inspection by any member of the Board of Directors during usual business hours for any purpose reasonably related to the Director's position as a Director; and open to inspection by the stockholders at such times, and subject to such regulations, as the Board of Directors may prescribe, except as otherwise provided by statute.

ARTICLE VII - CHECKS, NOTES, CONTRACTS, ETC.

7.1 Checks; Notes.  All checks or demands for money and notes of the Corporation shall be signed by such Officer or Officers or such other person or persons as the Board of Directors may from time to time designate.

7.2 Execution of Corporate Contracts.  Except as otherwise provided by the Board of Directors or the Executive Committee, all contracts of the corporation shall be executed on its behalf by the President, an Elected or Appointed Vice President or such other person or persons as the President or Vice President may from time to time authorize so to do.  Whenever the Board of Directors or the Executive Committee shall provide that any contract be executed or any other act be done in any other manner and by any other officer or agent than as specified in the Bylaws, such method or execution or action shall be as equally effective to bind the Corporation as if specified herein.

ARTICLE VIII - MISCELLANEOUS

8.1 Fiscal Year.  The fiscal year of the Corporation shall commence on the first day of January and end on the last day of December.

8.2 Corporate Seal.  The Corporate Seal shall have inscribed thereon the name of the Corporation, and the words "Corporate Seal, Delaware."  Said Seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

8.3 Notice.  Any notice required to be given under the provisions of these Bylaws to any Director, Officer or stockholder may be given in writing, by depositing the same in the United States mail, postage pre-paid, addressed to the stockholder, Officer or Director at his or her address appearing on the books of the Corporation, and the notice shall be deemed to be given at the time when so mailed; provided that no notice need be given to any stockholder to whom (i) notice of two (2) consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to such person during the period between the two (2) consecutive annual meetings, or (ii) all, and at least two (2), payments (if sent by first class mail) of dividends during a twelve (12) month period, have been mailed addressed to such stockholder at his or her address as shown on the records of the Corporation and have been returned undeliverable.

8.4 Waiver of Notice.  Any stockholder, Director or Officer may waive any notice required to be given under these Bylaws, in writing signed by the person entitled to notice, either before or after the meeting.

8.5 Voting of Stock in Other Corporations.  Any shares of stock in any other corporation which may from time to time be held by this Corporation may be represented and voted at any meeting of shareholders of such corporation by the Chief Executive Officer or an Elected or Appointed Vice President, or by any other person or persons thereunto authorized by the Board of Directors, or by any proxy designated by written instrument of appointment executed in the name of this Corporation by its Chief Executive Officer or an Elected or Appointed Vice President.  Shares of stock belonging to the Corporation need not stand in the name of the Corporation, but may be held for the benefit of the Corporation in the individual name of the Treasurer or of any other nominee designated for the purpose by the Board of Directors.  Certificates for shares so held for the benefit of the Corporation shall be endorsed in blank or have proper stock powers attached so that said certificates are at all times in due form for transfer, and shall be held for safekeeping in such manner as shall be determined from time to time by the Board of Directors.

ARTICLE IX -  INDEMNIFICATION

9.1 Eligibility; Expenses.  Each director and officer of the Corporation (collectively, the "Indemnitees") who was or is a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a Director or Officer of the Corporation or is or was serving at the request of the Corporation as a Director, Officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the laws of Delaware against all costs, charges, expenses, liabilities and losses (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such Indemnitees in connection therewith.  The right to indemnification conferred in this Section shall be a contract right.  Each Indemnitee shall have the right to be paid by the Corporation the expenses incurred in defending any such proceeding, except the amount of any settlement, in advance of such proceeding's final disposition upon receipt by the Corporation of an undertaking, by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined that the Indemnitee is not entitled to be indemnified under this Section or otherwise.  The Corporation may, by action of its Board of Directors, indemnify and hold harmless employees and agents of the Corporation to the fullest extent permitted by the laws of Delaware against all costs, charges, expenses, liabilities and losses (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such  employees and agents in connection therewith.  The Corporation may pay expenses of any employee or agent of the Corporation incurred in defending any such proceeding, except the amount of any settlement, in advance of such proceeding's final disposition upon such terms and conditions, if any, as the Board of Directors of the Corporation deems appropriate.

9.2 Suit to Collect.  If a claim under Section 9.1 above is not paid in full by the Corporation within thirty (30) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall also be entitled to be paid the expense of prosecuting such claim.  It shall be a defense to any action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking has been tendered to the Corporation) that the claimant has failed to meet a standard of conduct which makes it permissible under Delaware law for the Corporation to indemnify the claimant for the amount claimed.  Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is permissible in the circumstances because he or she has met such standard of conduct, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such standard of conduct, nor the termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall be a defense to the action or create a presumption that the claimant has failed to meet the required standard of conduct.

9.3 Nonexclusivity of Rights.  The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in these Bylaws shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaw, agreement, vote of stockholders or disinterested Directors or otherwise.

9.4 Insurance.  The Corporation may maintain insurance, at its expense, to protect itself and any Director, Officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under Delaware law.

9.5 Expenses as a Witness.  To the extent that any Director, Officer, employee or agent of the Corporation is by reason of such position, or a position with another entity at the request of the Corporation, a witness in any proceeding, he or she shall be indemnified against all costs and expenses actually and reasonably incurred by him or her or on his or her behalf in connection therewith.

9.6 Indemnity Agreements.  The Corporation may enter into indemnity agreements with the persons who are members of its Board of Directors from time to time, and with such Officers, employees and agents as the Board may designate, providing in substance that the Corporation shall indemnify such persons to the fullest extent permitted by Delaware law.

9.7 Continuation of Rights.  The indemnification and advancement of expenses provided by this Article IX shall continue as to a person who has ceased to be a Director, Officer, employee or agent of the Corporation and shall inure to the benefit of the heirs, executors and administrators of such a person.

9.8 Amendment.  Any amendment, repeal or modification of any provision of this Article IX by the stockholders or the Directors of the Corporation shall not adversely affect any right or protection of a Director or Officer of the Corporation existing at the time of such amendment, repeal or modification.

ARTICLE X -  AMENDMENT OF BYLAWS

10.1 Amendment.  The Board of Directors, by affirmative vote of a majority of the total number of Directors then fixed pursuant to Section 3.1 of these Bylaws, may adopt, amend, or repeal these Bylaws at any meeting, subject to the provisions of Article Seventh of the Certificate of Incorporation.  Subject to the provisions of Article Seventh of the Certificate of Incorporation, these Bylaws may also be amended or repealed, and new Bylaws adopted, by the stockholders; provided, however, that any amendment or repeal of Section 2.7, Section 2.9, Section 3.2(c) or Section 10.1 hereof may be made only by the affirmative  vote of the holders of a majority  of the issued and outstanding common stock of the Corporation of the entitled to vote thereon at any annual meeting or special meeting of stockholders, and only if notice of the proposed amendment or repeal is contained in the notice of the meeting.

Constitution Mining Corp.

Proxy Solicited by the Board of Directors

For the Special Meeting of Stockholders

To be held on September __, 2009

The undersigned hereby appoints Willem Fuchter and Michael Stocker, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Constitution Mining Corp., a Nevada corporation (the “Company”) which the undersigned may be entitled to vote at the Special Meeting of Stockholders of the Company to be held at the offices of Quarles & Brady, 411 E. Wisconsin Avenue, Milwaukee, Wisconsin, 53202-4497, Friday September __, 2009 , at 10:00 a.m. local time, and at any and all adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

The shares represented by this proxy card will be voted as directed or, if this card contains no specific voting instructions, these shares will be voted in accordance with the recommendations of the board of directors.

YOUR VOTE IS IMPORTANT.  You are urged to complete, sign, date and promptly return the accompanying proxy in the enclosed envelope or vote over the internet.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

There are two ways to vote your Proxy.

VOTE BY MAIL:  Mark, sign and date your proxy card and return it in the postage paid envelope we have provided or return it to:  Transfer Online, 317 S.W. Alder Street, 2nd Floor, Portland, OR 97204.

VOTE BY INTERNET:  Go online at www.transferonline.com/proxy and cast your ballot electronically, in accordance with the following instructions.

Your Proxy ID is: 238
Your Authorization Code is:

Instructions for voting electronically:

1.	Go to www.transferonline.com/proxy
2.	Enter your Proxy ID and Authorization Code
3.	Press Continue
4.	Make your selections
5.	Press Vote Now

If you vote by Internet, please do not mail your Proxy Card
Please detach here

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS:

1.	To approve an Agreement and Plan of Merger pursuant to which we will reincorporate from the State of Nevada to the State of Delaware.

☐ FOR          ☐ AGAINST          ☐ ABSTAIN

2.	To transact such other business as may properly come before the special meeting.

☐ FOR          ☐ AGAINST          ☐ ABSTAIN

Please sign below, exactly as name or names appear on this proxy. If the stock is registered in the names of two or more persons (Joint Holders), each should sign. When signing as attorney, executor, administrator, trustee, custodian, guardian or corporate officer, give printed name and full title. If more than one trustee, all should sign.

______________________	__________

Stockholder Signature	Date
______________________	__________

Joint Holder Signature (if applicable)	Date

Exhibit D

Rights of Dissenting Owners

NRS 92A.300  Definitions.  As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.
      (Added to NRS by 1995, 2086).

NRS 92A.305  “Beneficial stockholder” defined.  “Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.
      (Added to NRS by 1995, 2087).

NRS 92A.310  “Corporate action” defined.  “Corporate action” means the action of a domestic corporation.
      (Added to NRS by 1995, 2087).

NRS 92A.315  “Dissenter” defined.  “Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.
      (Added to NRS by 1995, 2087; A 1999, 1631).

NRS 92A.320  “Fair value” defined.  “Fair value,” with respect to a dissenter’s shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.
      (Added to NRS by 1995, 2087).

NRS 92A.325  “Stockholder” defined.  “Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.
      (Added to NRS by 1995, 2087).

NRS 92A.330  “Stockholder of record” defined.  “Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.
      (Added to NRS by 1995, 2087).

NRS 92A.335  “Subject corporation” defined.  “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.
      (Added to NRS by 1995, 2087).

NRS 92A.340  Computation of interest.  Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.
      (Added to NRS by 1995, 2087).

NRS 92A.350  Rights of dissenting partner of domestic limited partnership.  A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.
      (Added to NRS by 1995, 2088)

NRS 92A.360  Rights of dissenting member of domestic limited-liability company.  The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.
      (Added to NRS by 1995, 2088).

NRS 92A.370  Rights of dissenting member of domestic nonprofit corporation.
      1.  Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.
      2.  Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.
      (Added to NRS by 1995, 2088).

NRS 92A.380  Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.
      1.  Except as otherwise provided in NRS 92A.370 and 92A.390, any stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:
      (a) Consummation of a conversion or plan of merger to which the domestic corporation is a constituent entity:
             (1) If approval by the stockholders is required for the conversion or merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the conversion or plan of merger; or
             (2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.
      (b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if his shares are to be acquired in the plan of exchange.
      (c) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.
      (d) Any corporate action not described in paragraph (a), (b) or (c) that will result in the stockholder receiving money or scrip instead of fractional shares except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207.
      2.  A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.
      3.  From and after the effective date of any corporate action described in subsection 1, no stockholder who has exercised his right to dissent pursuant to NRS 92A.300 to 92A.500, inclusive, is entitled to vote his shares for any purpose or to receive payment of dividends or any other distributions on shares. This subsection does not apply to dividends or other distributions payable to stockholders on a date before the effective date of any corporate action from which the stockholder has dissented.
      (Added to NRS by 1995, 2087; A 2001, 1414, 3199; 2003, 3189; 2005, 2204; 2007, 2438).

NRS 92A.390  Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.
      1.  There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:
      (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or
      (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:
             (1) Cash, owner’s interests or owner’s interests and cash in lieu of fractional owner’s interests of:
                   (I) The surviving or acquiring entity; or
                   (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner’s interests of record; or
             (2) A combination of cash and owner’s interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).
      2.  There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.
      (Added to NRS by 1995, 2088).

NRS 92A.400  Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.
      1.  A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.
      2.  A beneficial stockholder may assert dissenter’s rights as to shares held on his behalf only if:
      (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and
      (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.
      (Added to NRS by 1995, 2089).

NRS 92A.410  Notification of stockholders regarding right of dissent.
      1.  If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters’ rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.
      2.  If the corporate action creating dissenters’ rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters’ rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.
      (Added to NRS by 1995, 2089; A 1997, 730).

NRS 92A.420  Prerequisites to demand for payment for shares.
      1.  If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights:
      (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and
      (b) Must not vote his shares in favor of the proposed action.
      2.  If a proposed corporate action creating dissenters’ rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenters’ rights must not consent to or approve the proposed corporate action.
      3.  A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his shares under this chapter.
      (Added to NRS by 1995, 2089; A 1999, 1631; 2005, 2204).

NRS 92A.430  Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.
      1.  The subject corporation shall deliver a written dissenter’s notice to all stockholders entitled to assert dissenters’ rights.
      2.  The dissenter’s notice must be sent no later than 10 days after the effectuation of the corporate action, and must:
      (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;
      (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;
      (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not he acquired beneficial ownership of the shares before that date;
      (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and
      (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.
      (Added to NRS by 1995, 2089; A 2005, 2205).

      NRS 92A.440  Demand for payment and deposit of certificates; retention of rights of stockholder.
      1.  A stockholder to whom a dissenter’s notice is sent must:
      (a) Demand payment;
      (b) Certify whether he or the beneficial owner on whose behalf he is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and
      (c) Deposit his certificates, if any, in accordance with the terms of the notice.
      2.  The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.
      3.  The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his shares under this chapter.
      (Added to NRS by 1995, 2090; A 1997, 730; 2003, 3189).

NRS 92A.450  Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.
      1.  The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.
      2.  The person for whom dissenter’s rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.
      (Added to NRS by 1995, 2090).

NRS 92A.460  Payment for shares: General requirements.
      1.  Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:
      (a) Of the county where the corporation’s principal office is located;
      (b) If the corporation’s principal office is not located in this State, in Carson City; or
      (c) At the election of any dissenter residing or having its principal office in this State, of the county where the dissenter resides or has its principal office.
Ê The court shall dispose of the complaint promptly.
      2.  The payment must be accompanied by:
      (a) The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year and the latest available interim financial statements, if any;
      (b) A statement of the subject corporation’s estimate of the fair value of the shares;
      (c) An explanation of how the interest was calculated;
      (d) A statement of the dissenter’s rights to demand payment under NRS 92A.480; and
      (e) A copy of NRS 92A.300 to 92A.500, inclusive.
      (Added to NRS by 1995, 2090; A 2007, 2704).

NRS 92A.470  Payment for shares: Shares acquired on or after date of dissenter’s notice.
      1.  A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.
      2.  To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters’ right to demand payment pursuant to NRS 92A.480.
      (Added to NRS by 1995, 2091).

NRS 92A.480  Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.
      1.  A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.
      2.  A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.
      (Added to NRS by 1995, 2091).

NRS 92A.490  Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.
      1.  If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.
      2.  A subject corporation shall commence the proceeding in the district court of the county where its principal office is located. If the principal office of the subject corporation is not located in the State, it shall commence the proceeding in the county where the principal office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located. If the principal office of the subject corporation and the domestic corporation merged with or whose shares were acquired is not located in this State, the subject corporation shall commence the proceeding in the district court in Carson City.
      3.  The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.
      4.  The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
      5.  Each dissenter who is made a party to the proceeding is entitled to a judgment:
      (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or
      (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.
      (Added to NRS by 1995, 2091; A 2007, 2705).

NRS 92A.500  Legal proceeding to determine fair value: Assessment of costs and fees.
      1.  The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.
      2.  The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:
      (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or
      (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.
      3.  If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

      4.  In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.
      5.  This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.
      (Added to NRS by 1995, 2092).